EXHIBIT 99


                            [GRAPHIC OMITTED - LOGO]
                            Walter Industries, Inc.

Banc of America Securities
                [GRAPHIC OMITTED - LOGO]
--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$297,375,000 (approximate)

Mid-State Capital Corporation 2004-1 Trust
Asset Backed Notes
Offered Classes: A, M-1, M-2 & B

Mid-State Capital Corporation
Depositor

Mid-State Homes, Inc.
Servicer

Jim Walter Homes, Inc.
(and its affiliates)
Originators



June 24, 2004



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------



                                   Mid-State Capital Corporation 2004-1 Trust, Asset Backed Notes
                                   --------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFERED NOTES
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Expected                                         Expected
              Expected                               Expected         Principal            Expected Last                Ratings
             Approximate    Interest    Principal    WAL (yrs)       Window (mos)           Payment Date           -----------------
  Class         Size*         Type        Type       Call/Mat         Call/Mat               Call/Mat**             Moody's     S&P
------------------------------------------------------------------------------------------------------------------------------------
    A        182,000,000      Fixed       Sen       7.20 / 7.34     1-193 / 1-227      August 2020 / June 2023        Aaa       AAA
------------------------------------------------------------------------------------------------------------------------------------
   M-1       48,750,000       Fixed       Mezz      7.20 / 7.34     1-193 / 1-227      August 2020 / June 2023        Aa2       AA
------------------------------------------------------------------------------------------------------------------------------------
   M-2       34,937,500       Fixed       Mezz      7.20 / 7.34     1-193 / 1-227      August 2020 / June 2023        A2        A-
------------------------------------------------------------------------------------------------------------------------------------
    B        31,687,500       Fixed       Sub       7.20 / 7.34     1-193 / 1-227      August 2020 / June 2023       Baa2       BBB
------------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.

** The Expected Last Payment Date is calculated based on the Pricing Speed.

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                    Collateral Information
Expected Pricing                  [ June 30 ], 2004                 Cut-off Date                             June 30, 2004
Expected Settlement               July 14, 2004                     Collection Period                        Prior Calendar month
First Payment                     August 15, 2004                   Statistical Calculation Date             May 31, 2004

Note Information

                                     Initial                                         Expected Last
                                     Accrual                        Delay             Payment Date                Expected Legal
   Class         Dated Date          Days**       Accrual Method     Days             (Call/Mat) *                 Maturity Date
     A          July 1, 2004           13             30/360          14        August 2020 / June 2023            August 2039
    M-1         July 1, 2004           13             30/360          14        August 2020 / June 2023            August 2039
    M-2         July 1, 2004           13             30/360          14        August 2020 / June 2023            August 2039
     B          July 1, 2004           13             30/360          14        August 2020 / June 2023            August 2039
------------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Payment Date is calculated based on the Pricing Speed.

** The number of days of interest accrued at settle.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Issuer:                                Mid-State Capital Corporation 2004-1
                                       Trust, a Delaware statutory trust.

Depositor:                             Mid-State Capital Corporation.

Servicer:                              Mid-State Homes, Inc., an indirect
                                       wholly-owned subsidiary of Walter
                                       Industries, Inc.

Originators:                           Jim Walter Homes, Inc. and its
                                       affiliates.

Lead Underwriter:                      Banc of America Securities LLC.

Co-Underwriters:                       Calyon Securities (USA) Inc. and SunTrust
                                       Robinson Humphrey Capital Markets, Inc.

Owner Trustee:                         Wilmington Trust Company.

Indenture Trustee:                     The Bank of New York.

Standby Servicer:                      GMAC Mortgage Corporation.

Offered Notes:                         The Class A Notes, the Class M-1 Notes,
                                       the Class M-2 Notes and the Class B Notes
                                       (the "Notes").

Federal Tax Status:                    The Notes will be treated as debt for
                                       federal income tax purposes and the
                                       Issuer will not be treated as an
                                       association, publicly traded partnership or taxable mortgage pool taxable as a corporation.

Registration:                          The Notes will be offered in
                                       denominations of $1,000 and integral
                                       multiples thereof, and will be issued in book-entry form through DTC.

Statistical Calculation Date:          May 31, 2004.

Cut-off Date:                          For each Mortgage Asset in the mortgage
                                       pool on the Closing Date, the close of
                                       business on June 30, 2004. For each
                                       Mortgage Asset subsequently acquired by
                                       the Issuer with funds from the
                                       Pre-Funding Account, the close of
                                       business on the last day of the month
                                       preceeding the month in which such
                                       Mortgage Asset was acquired.

Expected Pricing Date:                 [ June 30 ], 2004.

Expected Closing Date:                 July 14, 2004.

Interest and Principal Payment:        Paid monthly to Noteholders; for interest
                                       payments, the 30/360 day count convention is used.

Interest Accrual:                      The price to be paid by investors for the
                                       Notes will include 13 days of accrued
                                       interest.

Payment Date:                          On the 15th of each month (or if such
                                       date is not a business day, the next
                                       business day), commencing on August 15,
                                       2004.

Payment Delay:                         The Notes will accrue interest during the
                                       prior calendar month. Therefore, there
                                       will be 14 days delay.

ERISA Eligibility:                     Subject to certain considerations and
                                       conditions set forth by the ERISA, it is expected that pension or employee benefit plans subject to ERISA may purchase the Notes.

SMMEA Eligibility:                     The Notes will not be SMMEA eligible.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (Continued)
--------------------------------------------------------------------------------

Expense Fees:                          The Expense Fees will consist of the
                                       servicing fee, the standby servicing fee, and the Indenture Trustee fee. The
                                       Expense Fees will be approximately 0.63% per annum of the principal balance of each Mortgage Asset.

Optional Redemption of Notes:          The Depositor may, at its option, redeem
                                       all (but not less than all) of the Notes at 100% of the aggregate unpaid principal amount of the Notes plus accrued interest, but only under the circumstances specified in the indenture.
                                       Specifically, the Depositor may redeem
                                       all of the Notes on any Payment Date
                                       following the Payment Date on which the
                                       aggregate outstanding principal amount of the Notes (prior to allocations of realized loss amounts) is reduced to 10% or less of the aggregate initial principal amount of the Notes.

                                       If the Depositor fails to redeem all of
                                       the Notes on the first possible optional redemption date, any funds that would otherwise be released to the holder of the residual interest in the Issuer will be used instead to pay down principal of the Notes.

Pricing Speed:                         The Notes will be priced at 8.00% CPR.

The Initial Mortgage Assets:           The Initial Mortgage Assets consist of
                                       approximately 2,400 building and
                                       instalment sale contracts, promissory
                                       notes, related mortgages and other
                                       security agreements, purchased by
                                       Mid-State Homes from its affiliates,
                                       totaling approximately $175,784,658 and
                                       approximately 1,246 mortgage loans,
                                       originated, purchased, or funded by
                                       Walter Mortgage Company, totaling
                                       approximately $89,073,961. As of the
                                       Statistical Calculation Date, the
                                       aggregate principal balance of the
                                       Initial Mortgage Assets will be
                                       approximately $264,858,619. The aggregate principal balance of the Mortgage Assets as of the Cut-off Date is expected to equal approximately $280,000,000 after the deposit of additional Mortgage Assets on or before the Closing Date, which together with the Pre-Funded Amount defined below, shall equal approximately
                                       $325,000,000 (the "Original Balance").
                                       The Initial Mortgage Assets will have, as of the Statistical Calculation Date, a weighted average coupon rate of approximately 8.993% and a weighted average remaining term to maturity of approximately 343 months.

Pre-Funding Account:                   A Pre-Funding Account will be established
                                       on the Closing Date into which
                                       approximately $45,000,000 will be
                                       deposited (the "Pre-Funded Amount").
                                       These funds will be used to purchase
                                       subsequent Mortgage Assets. On or prior
                                       to October 14, 2004 (the "Pre-Funding
                                       Period"), the amounts on deposit in the
                                       Pre-Funding Account will be used to
                                       purchase subsequent Mortgage Assets (to
                                       the extent available) having similar
                                       characteristics as the Initial Mortgage
                                       Assets.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                    Credit Enhancement for the structure is
                                       provided by:

                                           1) Excess Cashflow;

                                           2) Overcollateralization, initially
                                              equal to approximately 8.50% of
                                              the Original Balance;

                                           3) Interest Reserve Account,
                                              initially equal to approximately
                                              0.50% of the Original Balance; and

                                           4) Subordination.

Excess Cashflow:                       Since more interest is expected to be
                                       paid by the borrowers than is necessary
                                       to pay the related Expense Fees and
                                       interest on the Notes each month, there
                                       is expected to be Excess Cashflow. To the extent available, these funds will be used to offset losses on the Mortgage
                                       Assets. Excess Cashflow will also be used to pay principal on the Notes in order to build or maintain the
                                       Overcollateralization until the
                                       Overcollateralization Target is reached.
                                       Excess Cashflow for the Notes on each
                                       Payment Date is equal to the excess of
                                       the Available Funds over the sum of (i)
                                       the interest paid on the Notes and (ii)
                                       principal paid on the Notes prior to
                                       taking into account Excess Cashflow
                                       during the applicable collection period.

Overcollateralization:                 Overcollateralization or "OC" represents
                                       the excess of the sum of the aggregate
                                       principal balance of the Mortgage Assets and the amount deposited in the Pre-Funding Account over the aggregate principal amount of the Notes, both calculated as of the end of the related payment period. On the Closing Date, the OC will be equal to approximately 8.50% of the Original Balance.

Overcollateralization Target:          10.00% of the Original Balance.

Interest Reserve Account:              Prior to the Closing Date, an Interest
                                       Reserve Account will be established with,
                                       and in the name of, the Indenture Trustee
                                       and will be assigned by the Issuer to the
                                       Indenture Trustee as security for the
                                       Notes. On the Closing Date, the Issuer
                                       will deposit approximately $1,625,000 in
                                       this reserve account, which will be equal
                                       to approximately 0.50% of the Original
                                       Balance. If on any Payment Date,
                                       Available Funds are insufficient to pay
                                       interest on any class of Notes or
                                       interest on any unreimbursed Realized
                                       Loss Amounts allocated to a class of
                                       Notes, the Indenture Trustee will
                                       withdraw the amount of the deficiency
                                       from the Interest Reserve Account (or the
                                       remaining amount on deposit, if less) and
                                       deposit such amount in the collection
                                       account for payment to holders of the
                                       Notes (the "Interest Reserve Account
                                       Withdrawal Amount"). The Interest Reserve
                                       Account will be replenished on future
                                       Payment Dates to the extent of Available
                                       Funds remaining before any payments are
                                       made to the holder of the residual
                                       interest in the trust until the amount on
                                       deposit again equals the initial deposit
                                       of approximately $1,625,000 (the "Initial
                                       Reserve Account Deposit").
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (Continued)
--------------------------------------------------------------------------------
Subordination:                         The rights of holders of each class of
                                       Notes, other than the Class A Notes, to
                                       receive payments will be subordinated to the rights of holders of each class senior in payment priority to such class.
                                       This subordination is intended to enhance the likelihood of timely receipt by the holders of Class A Notes of the full amount of interest and principal to which that class is entitled. Similarly, but to a lesser extent, this subordination is intended to enhance the likelihood of timely receipt by the holders of Class
                                       M-1 and Class M-2 Notes of the full
                                       amount of interest and principal due them on each Payment Date. This protection to the holders of the Class A, Class M-1 and Class M-2 Notes by means of subordination will be accomplished by (i) the allocation of losses on the Mortgage
                                       Assets first to the Class B Notes, then
                                       to the Class M-2 Notes, then to the Class
                                       M-1 Notes, and finally to the Class A
                                       Notes, and (ii) the payment of interest
                                       on each Payment Date first to the Class A
                                       Notes, then to the Class M-1 Notes, then to the Class M-2 Notes, and finally to the Class B Notes.

Expected Credit Support
Percentage:                               Class          Initial Credit Support
                                          -----          ----------------------
                                            A                   44.00%
                                           M-1                  29.00%
                                           M-2                  18.25%
                                            B                    8.50%

Trigger Events:                        The Delinquency Rate Trigger and the Loss
                                       Trigger, which if either is not met will result in all cashflows otherwise available to the holder of the residual interest to be used to pay down the Notes.

Delinquency Rate Trigger:              As of any Payment Date commencing with
                                       the second Payment Date if the percentage equal to the average of the 60+ day delinquent Mortgage Assets for each of the three immediately preceding calendar months with respect to the Mortgage
                                       Assets exceeds 8.00%.

Loss Trigger:                          With respect to any Payment Date, if
                                       cumulative net losses, determined as of
                                       such Payment Date, exceed the percentages set forth below:

                                                                                              Cumulative Net Losses as a
                                               Payment Date Occurring In                  Percentage of the Original Balance
                                               -------------------------                  ----------------------------------
                                             August 2004 through July 2010                               4.75%

                                             August 2010 through July 2011                               5.50%

                                             August 2011 through July 2012                               6.50%

                                             August 2012 through July 2013                               7.00%

                                              August 2013 and thereafter                                 8.00%

--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PRINCIPAL AND INTEREST PAYMENTS
--------------------------------------------------------------------------------

On each Payment Date, the Indenture Trustee will be required to pay the following amounts, in the following order of priority, out of Available Funds to the extent available (the "Available Funds Allocation"):

         (i) to the holders of the Class A Notes, in an amount up to the Interest Accrual Amount therefor;

         (ii) to the holders of the Class A Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (iii) to the holders of the Class M-1 Notes, in an amount up to the Interest Accrual Amount therefor;

         (iv) to the holders of the Class M-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (v) to the holders of the Class M-2 Notes, in an amount up to the Interest Accrual Amount therefor;

         (vi) to the holders of the Class M-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (vii) to the holders of the Class B Notes, in an amount up to the Interest Accrual Amount therefor;

         (viii) to the holders of the Class B Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

         (ix) to the holders of the Class A Notes, in an amount up to the Class A Optimal Principal Amount;

         (x) to the holders of the Class A Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

         (xi) to the holders of the Class A Notes, in an amount up to the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

         (xii) to the holders of the Class M-1 Notes, in an amount up to the Class M-1 Optimal Principal Amount;

         (xiii) to the holders of the Class M-1 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;

         (xiv) to the holders of the Class M-1 Notes, in an amount up to the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   PRINCIPAL AND INTEREST PAYMENTS (Continued)
--------------------------------------------------------------------------------

         (xv) to the holders of the Class M-2 Notes, in an amount up to the Class M-2 Optimal Principal Amount;

         (xvi) to the holders of the Class M-2 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

         (xvii) to the holders of the Class M-2 Notes, in an amount up to the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

         (xviii) to the holders of the Class B Notes, in an amount up to the Class B Optimal Principal Amount;

         (xix) to the holders of the Class B Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

         (xx) to the holders of the Class B Notes, in an amount up to the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

         (xxi) to the Interest Reserve Account, if necessary, such that the amount on deposit therein equals the Initial Reserve Account Deposit; and

         (xxii) to the holder of the residual interest, all remaining Available Funds.

In addition to distributions of Available Funds in accordance with the Available Funds Allocation, on each Payment Date, the Indenture Trustee shall apply any Interest Reserve Account Withdrawal Amount in the order of priority of the Available Funds Allocation to cover any Class Interest Shortfalls or any unpaid interest at the related note rate on any unreimbursed Realized Loss Amounts.

Noteholders will only be entitled to reimbursement of Interest Shortfall Amounts and Realized Loss Amounts previously allocated thereto pursuant to the Available Funds Allocation if their Note is outstanding as of the applicable Payment Date and funds are available therefor.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Available Funds:                       With respect to any Payment Date, funds
                                       that will generally be equal to the sum
                                       of (1) collections on the related
                                       Mortgage Assets during the collection
                                       period immediately preceding such Payment
                                       Date that are on deposit in the
                                       collection account as of the close of
                                       business on the last business day of such collection period, (2) any net reinvestment income earned on funds described in clause (1) above, from the date two business days prior to the preceding Payment Date (in the case of the first Payment Date, from the Closing
                                       Date) to the date two business days prior to such Payment Date, (3) any deposits made into the collection account on such Payment Date from the Capitalized
                                       Interest Account to cover any Interest
                                       Shortfalls, (4) with respect to the first
                                       Payment Date following the end of the
                                       Pre-Funding Period, any amounts deposited into the collection account from the Pre-Funding Account, (5) any interest or other investment earnings on amounts on deposit in the Interest Reserve Account and the Pre-Funding Account, (6) the proceeds of any insurance policy relating to the Mortgage Assets and (7) certain reimbursement amounts paid by the
                                       Depositor in connection with breaches of certain representations and warranties.
                                       Available Funds will be net of Expense
                                       Fees.

Capitalized Interest Account:          The account established and maintained to
                                       cover shortfalls in the amount of
                                       interest generated by the related
                                       Mortgage Assets attributable to the
                                       pre-funding feature.

Remaining Available Funds:             With respect to any Payment Date, the
                                       Available Funds for that Payment Date
                                       reduced by the amount of interest due on the Notes on that Payment Date (excluding interest on any Realized Loss Amounts).

Original Class Percentage:             With respect to any class of Notes, the
                                       percentage produced by dividing such
                                       class' initial principal amount on the
                                       Closing Date by the aggregate initial
                                       principal amount of all classes of Notes.

Current Class Percentage:              With respect to any class of Notes and
                                       any Payment Date (following the
                                       application of Available Funds in
                                       accordance with the Available Funds
                                       Allocation and the allocation of any
                                       Realized Loss Amounts with respect to
                                       such Payment Date), the percentage
                                       produced by dividing such class'
                                       outstanding principal amount by the
                                       aggregate outstanding principal amount of all classes of Notes.

Interest Accrual Amount:               For any class on any Payment Date, the
                                       amount of interest accrued on the
                                       outstanding principal amount of such
                                       class during the related interest accrual period ending on the last day of the prior calendar month, at the note rate for such class, provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss Amounts.

Optimal Principal Amount:              Either (A) on any Payment Date on which
                                       there exists an uncured Trigger Event,
                                       the Remaining Available Funds; or (B) on
                                       any Payment Date on which there does not
                                       exist an uncured Trigger Event, the
                                       amount which, when paid as principal on
                                       the Notes, will result in
                                       Overcollateralization equal to the
                                       Overcollateralization Target; provided
                                       that in no event will the Optimal
                                       Principal Amount for any Payment Date
                                       exceed the Remaining Available Funds for
                                       such Payment Date or the aggregate
                                       outstanding principal amount of the Notes
                                       on such Payment Date.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DEFINITIONS (Continued)
--------------------------------------------------------------------------------

Class A Optimal Principal Amount:      On any Payment Date the greater of (A) an
                                       amount which, when paid to the holders of the Class A Notes, will result in the Current Class Percentage for the Class A
                                       Notes equaling the Original Class
                                       Percentage for the Class A Notes; and (B) the product of (i) the Optimal Principal
                                       Amount for such Payment Date and (ii) a
                                       fraction, the numerator of which is the
                                       Class A outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class A outstanding principal amount.

Class M-1 Optimal Principal Amount:    On any Payment Date the greater of (A) an
                                       amount which, when paid to the holders of the Class M-1 Notes, will result in the Current Class Percentage for the Class
                                       M-1 Notes equaling the Original Class
                                       Percentage for the Class M-1 Notes; and
                                       (B) the product of (i) the Optimal
                                       Principal Amount for such Payment Date
                                       and (ii) a fraction, the numerator of
                                       which is the Class M-1 outstanding
                                       principal amount for such Payment Date
                                       and the denominator of which is the
                                       aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class M-1 outstanding principal amount.

Class M-2 Optimal Principal Amount:    On any Payment Date the greater of (A) an
                                       amount which, when paid to the holders of the Class M-2 Notes, will result in the Current Class Percentage for the Class
                                       M-2 Notes equaling the Original Class
                                       Percentage for the Class M-2 Notes; and
                                       (B) the product of (i) the Optimal
                                       Principal Amount for such Payment Date
                                       and (ii) a fraction, the numerator of
                                       which is the Class M-2 outstanding
                                       principal amount for such Payment Date
                                       and the denominator of which is the
                                       aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class M-2 outstanding principal amount.

Class B Optimal Principal Amount:      On any Payment Date the greater of (A) an
                                       amount which, when paid to the holders of
                                       the Class B Notes, will result in the
                                       Current Class Percentage for the Class B
                                       Notes equaling the Original Class
                                       Percentage for the Class B Notes; and (B)
                                       the product of (i) the Optimal Principal
                                       Amount for such Payment Date and (ii) a
                                       fraction, the numerator of which is the
                                       Class B outstanding principal amount for
                                       such Payment Date and the denominator of
                                       which is the aggregate outstanding
                                       principal amount of the Notes on such
                                       Payment Date; such product not to exceed
                                       the Class B outstanding principal amount.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DEFINITIONS (Continued)
--------------------------------------------------------------------------------

Class Interest Shortfall:              On any Payment Date, if Available Funds
                                       (less any interest paid to more senior
                                       classes of Notes on such Payment Date)
                                       are less than the Interest Accrual Amount for a class of Notes, there will exist a shortfall in interest paid to such class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed
                                       Realized Loss Amounts.

Realized Loss Amounts:                 On any Payment Date, and for each class,
                                       will be equal to the excess of (a)
                                       aggregate outstanding principal amount of any classes senior to such class and the balance of such class as of such Payment
                                       Date (after the application of the each
                                       such class' optimal principal amount, but prior to the application of losses on such Payment Date) over (b) the sum of the aggregate principal balance of the Mortgage Assets immediately following the collection period related to such Payment
                                       Date and any amounts in the Pre-Funding
                                       Account, not to exceed such class'
                                       outstanding principal amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY (to Call)
------------------------------------------------------------------------------------------------------------------------------------

Class A
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%          6.00%         8.00%        10.00%        12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.56         11.18          8.87          7.20          5.98          5.09          4.41
Modified Duration(1)                  9.96           6.99          5.95          5.11          4.45          3.93          3.50
First Principal Payment Date        8/15/2004     8/15/2004      8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2031     11/15/2026     8/15/2023     8/15/2020     2/15/2018     3/15/2016     9/15/2014
Payment Windows (mos.)                 324           268            229           193           163           140           122


Class M-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%          6.00%         8.00%        10.00%        12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.56         11.18          8.87          7.20          5.98          5.09          4.41
Modified Duration(1)                  9.65           6.82          5.82          5.02          4.38          3.87          3.45
First Principal Payment Date        8/15/2004     8/15/2004      8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2031     11/15/2026     8/15/2023     8/15/2020     2/15/2018     3/15/2016     9/15/2014
Payment Windows (mos.)                 324           268            229           193           163           140           122


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%          6.00%         8.00%        10.00%        12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.56         11.18          8.87          7.20          5.98          5.09          4.41
Modified Duration(1)                  9.12           6.53          5.60          4.86          4.26          3.77          3.37
First Principal Payment Date        8/15/2004     8/15/2004      8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2031     11/15/2026     8/15/2023     8/15/2020     2/15/2018     3/15/2016     9/15/2014
Payment Windows (mos.)                 324           268            229           193           163           140           122


Class B
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%          6.00%         8.00%        10.00%        12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.56         11.18          8.87          7.20          5.98          5.09          4.41
Modified Duration(1)                  8.27           6.05          5.24          4.58          4.04          3.60          3.24
First Principal Payment Date        8/15/2004     8/15/2004      8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2031     11/15/2026     8/15/2023     8/15/2020     2/15/2018     3/15/2016     9/15/2014
Payment Windows (mos.)                 324           268            229           193           163           140           122

(1) Modified Duration is calculated assuming a price of 100%.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     BOND SUMMARY (to Maturity)
------------------------------------------------------------------------------------------------------------------------------------

Class A
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%         6.00%         8.00%         10.00%         12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.61         11.30         9.00          7.34           6.11           5.21          4.52
Modified Duration(1)                  9.97          7.02          5.98          5.16           4.51           3.98          3.55
First Principal Payment Date        8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004      8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2032     3/15/2029     5/15/2026     6/15/2023     11/15/2020     10/15/2018    1/15/2017
Payment Windows (mos.)                 336           296           262           227           196            171           150


Class M-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%         6.00%         8.00%         10.00%         12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.61         11.30         9.00          7.34           6.11           5.21          4.52
Modified Duration(1)                  9.65          6.84          5.85          5.06           4.43           3.92          3.50
First Principal Payment Date        8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004      8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2032     3/15/2029     5/15/2026     6/15/2023     11/15/2020     10/15/2018    1/15/2017
Payment Windows (mos.)                 336           296           262           227           196            171           150


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%         6.00%         8.00%         10.00%         12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.61         11.30         9.00          7.34           6.11           5.21          4.52
Modified Duration(1)                  9.13          6.55          5.63          4.89           4.30           3.82          3.42
First Principal Payment Date        8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004      8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2032     3/15/2029     5/15/2026     6/15/2023     11/15/2020     10/15/2018    1/15/2017
Payment Windows (mos.)                 336           296           262           227           196            171           150


Class B
------------------------------------------------------------------------------------------------------------------------------------
CPR                                   0.00%         4.00%         6.00%         8.00%         10.00%         12.00%        14.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   18.61         11.30         9.00          7.34           6.11           5.21          4.52
Modified Duration(1)                  8.27          6.06          5.26          4.61           4.08           3.64          3.28
First Principal Payment Date        8/15/2004     8/15/2004     8/15/2004     8/15/2004     8/15/2004      8/15/2004     8/15/2004
Last Principal Payment Date         7/15/2032     3/15/2029     5/15/2026     6/15/2023     11/15/2020     10/15/2018    1/15/2017
Payment Windows (mos.)                 336           296           262           227           196            171           150

(1) Modified Duration is calculated assuming a price of 100%.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          EXCESS SPREAD(1)
------------------------------------------------------------------------------------------------------------------------------------
                      Excess                            Excess                           Excess                             Excess
 Period   Pay Date     (bps)       Period   Pay Date     (bps)      Period   Pay Date     (bps)      Period    Pay Date      (bps)
   1     8/15/2004      95           51    10/15/2008     254        101    12/15/2012     306         151    2/15/2017      392
   2     9/15/2004      135          52    11/15/2008     255        102    1/15/2013      307         152    3/15/2017      394
   3     10/15/2004     175          53    12/15/2008     255        103    2/15/2013      308         153    4/15/2017      397
   4     11/15/2004     215          54    1/15/2009      256        104    3/15/2013      310         154    5/15/2017      399
   5     12/15/2004     217          55    2/15/2009      257        105    4/15/2013      311         155    6/15/2017      401
   6     1/15/2005      219          56    3/15/2009      258        106    5/15/2013      312         156    7/15/2017      404
   7     2/15/2005      221          57    4/15/2009      259        107    6/15/2013      314         157    8/15/2017      406
   8     3/15/2005      222          58    5/15/2009      260        108    7/15/2013      315         158    9/15/2017      408
   9     4/15/2005      224          59    6/15/2009      261        109    8/15/2013      317         159   10/15/2017      411
   10    5/15/2005      226          60    7/15/2009      261        110    9/15/2013      318         160   11/15/2017      413
   11    6/15/2005      226          61    8/15/2009      262        111    10/15/2013     319         161   12/15/2017      416
   12    7/15/2005      227          62    9/15/2009      263        112    11/15/2013     321         162    1/15/2018      418
   13    8/15/2005      228          63    10/15/2009     264        113    12/15/2013     322         163    2/15/2018      421
   14    9/15/2005      228          64    11/15/2009     265        114    1/15/2014      324         164    3/15/2018      423
   15    10/15/2005     229          65    12/15/2009     266        115    2/15/2014      325         165    4/15/2018      426
   16    11/15/2005     229          66    1/15/2010      267        116    3/15/2014      327         166    5/15/2018      429
   17    12/15/2005     230          67    2/15/2010      268        117    4/15/2014      328         167    6/15/2018      431
   18    1/15/2006      231          68    3/15/2010      269        118    5/15/2014      330         168    7/15/2018      434
   19    2/15/2006      231          69    4/15/2010      270        119    6/15/2014      331         169    8/15/2018      437
   20    3/15/2006      232          70    5/15/2010      271        120    7/15/2014      333         170    9/15/2018      440
   21    4/15/2006      232          71    6/15/2010      272        121    8/15/2014      335         171   10/15/2018      442
   22    5/15/2006      233          72    7/15/2010      273        122    9/15/2014      336         172   11/15/2018      445
   23    6/15/2006      234          73    8/15/2010      274        123    10/15/2014     338         173   12/15/2018      448
   24    7/15/2006      234          74    9/15/2010      275        124    11/15/2014     340         174    1/15/2019      451
   25    8/15/2006      235          75    10/15/2010     276        125    12/15/2014     341         175    2/15/2019      454
   26    9/15/2006      236          76    11/15/2010     277        126    1/15/2015      343         176    3/15/2019      457
   27    10/15/2006     236          77    12/15/2010     278        127    2/15/2015      345         177    4/15/2019      460
   28    11/15/2006     237          78    1/15/2011      279        128    3/15/2015      346         178    5/15/2019      463
   29    12/15/2006     238          79    2/15/2011      280        129    4/15/2015      348         179    6/15/2019      466
   30    1/15/2007      238          80    3/15/2011      281        130    5/15/2015      350         180    7/15/2019      469
   31    2/15/2007      239          81    4/15/2011      282        131    6/15/2015      352         181    8/15/2019      472
   32    3/15/2007      240          82    5/15/2011      283        132    7/15/2015      354         182    9/15/2019      476
   33    4/15/2007      240          83    6/15/2011      284        133    8/15/2015      355         183   10/15/2019      479
   34    5/15/2007      241          84    7/15/2011      285        134    9/15/2015      357         184   11/15/2019      482
   35    6/15/2007      242          85    8/15/2011      286        135    10/15/2015     359         185   12/15/2019      486
   36    7/15/2007      242          86    9/15/2011      287        136    11/15/2015     361         186    1/15/2020      489
   37    8/15/2007      243          87    10/15/2011     289        137    12/15/2015     363         187    2/15/2020      492
   38    9/15/2007      244          88    11/15/2011     290        138    1/15/2016      365         188    3/15/2020      496
   39    10/15/2007     245          89    12/15/2011     291        139    2/15/2016      367         189    4/15/2020      499
   40    11/15/2007     245          90    1/15/2012      292        140    3/15/2016      369         190    5/15/2020      503
   41    12/15/2007     246          91    2/15/2012      293        141    4/15/2016      371         191    6/15/2020      507
   42    1/15/2008      247          92    3/15/2012      294        142    5/15/2016      373         192    7/15/2020      510
   43    2/15/2008      248          93    4/15/2012      296        143    6/15/2016      375         193    8/15/2020      514
   44    3/15/2008      248          94    5/15/2012      297        144    7/15/2016      377
   45    4/15/2008      249          95    6/15/2012      298        145    8/15/2016      379
   46    5/15/2008      250          96    7/15/2012      299        146    9/15/2016      381
   47    6/15/2008      251          97    8/15/2012      300        147    10/15/2016     383
   48    7/15/2008      251          98    9/15/2012      302        148    11/15/2016     385
   49    8/15/2008      252          99    10/15/2012     303        149    12/15/2016     388
   50    9/15/2008      253         100    11/15/2012     304        150    1/15/2017      390
------------------------------------------------------------------------------------------------------------------------------------

(1) The Excess Spread is calculated based on the Pricing Speed to Call.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BREAKEVEN CDR TABLE(1)
--------------------------------------------------------------------------------

The table below displays the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a loss.

            -----------------------------------------------------
                                                  Cumulative
              Class             CDR Break       Collateral Loss
            -----------------------------------------------------
              A                   37.01              33.22
              M-1                 12.23              22.90
              M-2                  7.85              18.01
              B                    7.81              17.96
            -----------------------------------------------------

(1) Calculations are run to maturity. Other assumptions incorporated include:
(1) 8% CPR, (2) 40% loss severity, (3) 12 month lag from default to loss, and
(4) triggers fail.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         COLLATERAL SUMMARY
------------------------------------------------------------------------------------------------------------------------------------

                                                  Initial Mortgage Asset Statistics

                                               as of the Statistical Calculation Date

------------------------------------------------------------------------------------------------------------------------------------

  Number of Initial Mortgage Assets:                                   3,646

  Aggregate Current Principal Balance:                       $264,858,618.72



                                                                   Average                    Minimum                    Maximum
                                                                   -------                    -------                    -------

  Average Current Principal Balance:                              $72,643.61                 $15,236.76                $228,593.41

  Average Original Principal Balance:                             $73,086.30                 $15,437.50                $231,861.00


  Weighted Average Coupon Rate:                                       8.993%                     5.750%                    12.000%


  Weighted Average Original Term:                                 350 months                 115 months                 360 months

  Weighted Average Remaining Term:                                343 months                  85 months                 359 months


  First Payment Due Date:                                                               January 1, 1999             August 5, 2004

  Scheduled Maturity Date:                                                               August 1, 2011               July 5, 2034


  Top Property State Concentrations ($):                   Texas (45.60%), Mississippi (10.30%), Florida (7.14%),  Alabama (6.57%),
                                                           South Carolina (4.68%)

  Maximum Zip Code Concentration ($):                      78520 (4.08%)
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


                                                 Calculated Scheduled Final Payment

------------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                            Initial               Principal Balance                     Principal Balance
          Calculated Scheduled              Mortgage              Outstanding as of                     Outstanding as of
             Final Payment                   Assets        the Statistical Calculation Date      the Statistical Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
2011                                                1                            $29,820.11                                 0.01%
------------------------------------------------------------------------------------------------------------------------------------
2012                                                6                            214,354.69                                  0.08
------------------------------------------------------------------------------------------------------------------------------------
2013                                                8                            330,024.48                                  0.12
------------------------------------------------------------------------------------------------------------------------------------
2014                                                3                            144,780.15                                  0.05
------------------------------------------------------------------------------------------------------------------------------------
2015                                                2                             91,173.38                                  0.03
------------------------------------------------------------------------------------------------------------------------------------
2016                                                6                            312,622.17                                  0.12
------------------------------------------------------------------------------------------------------------------------------------
2017                                               27                          1,358,671.03                                  0.51
------------------------------------------------------------------------------------------------------------------------------------
2018                                               39                          2,155,691.79                                  0.81
------------------------------------------------------------------------------------------------------------------------------------
2019                                               33                          1,802,599.31                                  0.68
------------------------------------------------------------------------------------------------------------------------------------
2020                                                7                            308,832.85                                  0.12
------------------------------------------------------------------------------------------------------------------------------------
2021                                               10                            416,656.38                                  0.16
------------------------------------------------------------------------------------------------------------------------------------
2022                                               10                            578,732.53                                  0.22
------------------------------------------------------------------------------------------------------------------------------------
2023                                               21                          1,197,207.64                                  0.45
------------------------------------------------------------------------------------------------------------------------------------
2024                                               26                          1,530,610.49                                  0.58
------------------------------------------------------------------------------------------------------------------------------------
2025                                                7                            403,336.75                                  0.15
------------------------------------------------------------------------------------------------------------------------------------
2026                                                5                            338,806.73                                  0.13
------------------------------------------------------------------------------------------------------------------------------------
2027                                                9                            678,851.97                                  0.26
------------------------------------------------------------------------------------------------------------------------------------
2028                                              102                          5,383,950.26                                  2.03
------------------------------------------------------------------------------------------------------------------------------------
2029                                              138                          7,482,721.12                                  2.83
------------------------------------------------------------------------------------------------------------------------------------
2030                                               14                          1,202,699.23                                  0.45
------------------------------------------------------------------------------------------------------------------------------------
2031                                               46                          3,735,762.26                                  1.41
------------------------------------------------------------------------------------------------------------------------------------
2032                                               92                          7,205,100.28                                  2.72
------------------------------------------------------------------------------------------------------------------------------------
2033                                            1,596                        116,863,965.64                                 44.12
------------------------------------------------------------------------------------------------------------------------------------
2034                                            1,438                        111,091,647.48                                 41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


                                          Range of Outstanding Current Principal Balances

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                Range of                    Initial               Principal Balance                     Principal Balance
          Outstanding Current               Mortgage              Outstanding as of                     Outstanding as of
           Principal Balances                Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
Less than 20,000.00                                 2                            $31,906.15                                 0.01%
---------------------------------------------------------------------------------------------------------------------------------
20,000.01 - 30,000.00                              19                            495,005.39                                  0.19
---------------------------------------------------------------------------------------------------------------------------------
30,000.01 - 40,000.00                              94                          3,390,251.92                                  1.28
---------------------------------------------------------------------------------------------------------------------------------
40,000.01 - 50,000.00                             280                         12,814,567.56                                  4.84
---------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 60,000.00                             654                         36,413,138.63                                 13.75
---------------------------------------------------------------------------------------------------------------------------------
60,000.01 - 70,000.00                             877                         57,161,438.31                                 21.58
---------------------------------------------------------------------------------------------------------------------------------
70,000.01 - 80,000.00                             678                         50,654,115.13                                 19.12
---------------------------------------------------------------------------------------------------------------------------------
80,000.01 - 90,000.00                             399                         33,814,037.23                                 12.77
---------------------------------------------------------------------------------------------------------------------------------
90,000.01 - 100,000.00                            262                         24,761,794.99                                  9.35
---------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 110,000.00                           146                         15,260,154.71                                  5.76
---------------------------------------------------------------------------------------------------------------------------------
110,000.01 - 120,000.00                            94                         10,756,077.59                                  4.06
---------------------------------------------------------------------------------------------------------------------------------
120,000.01 - 130,000.00                            61                          7,569,238.61                                  2.86
---------------------------------------------------------------------------------------------------------------------------------
130,000.01 - 140,000.00                            37                          4,981,650.36                                  1.88
---------------------------------------------------------------------------------------------------------------------------------
Over 140,000.01                                    43                          6,755,242.14                                  2.55
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


                                               Range of Original Principal Balances

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                            Initial               Principal Balance                     Principal Balance
                Range of                    Mortgage              Outstanding as of                     Outstanding as of
      Original Principal Balances            Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
Less than 20,000                                    2                            $31,906.15                                 0.01%
---------------------------------------------------------------------------------------------------------------------------------
20,001 - 30,000                                    14                            357,754.19                                  0.14
---------------------------------------------------------------------------------------------------------------------------------
30,001 - 40,000                                    90                          3,204,806.13                                  1.21
---------------------------------------------------------------------------------------------------------------------------------
40,001 - 50,000                                   268                         12,135,512.98                                  4.58
---------------------------------------------------------------------------------------------------------------------------------
50,001 - 60,000                                   652                         36,096,711.60                                 13.63
---------------------------------------------------------------------------------------------------------------------------------
60,001 - 70,000                                   870                         56,456,183.49                                 21.32
---------------------------------------------------------------------------------------------------------------------------------
70,001 - 80,000                                   685                         50,853,411.05                                 19.20
---------------------------------------------------------------------------------------------------------------------------------
80,001 - 90,000                                   404                         34,035,355.16                                 12.85
---------------------------------------------------------------------------------------------------------------------------------
90,001 - 100,000                                  275                         25,867,387.30                                  9.77
---------------------------------------------------------------------------------------------------------------------------------
100,001 - 110,000                                 143                         14,887,568.03                                  5.62
---------------------------------------------------------------------------------------------------------------------------------
110,001 - 120,000                                  99                         11,275,964.01                                  4.26
---------------------------------------------------------------------------------------------------------------------------------
120,001 - 130,000                                  62                          7,661,131.47                                  2.89
---------------------------------------------------------------------------------------------------------------------------------
130,001 - 140,000                                  39                          5,239,685.02                                  1.98
---------------------------------------------------------------------------------------------------------------------------------
Over 140,001                                       43                          6,755,242.14                                  2.55
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



                                                  First Scheduled Date of Payment

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                             Initial               Principal Balance                    Principal Balance
                                            Mortgage               Outstanding as of                    Outstanding as of
    First Scheduled Date of Payment          Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
1999                                                 3                          $184,381.31                                 0.07%
---------------------------------------------------------------------------------------------------------------------------------
2000                                                 5                           479,658.97                                  0.18
---------------------------------------------------------------------------------------------------------------------------------
2001                                                 7                           470,747.60                                  0.18
---------------------------------------------------------------------------------------------------------------------------------
2002                                               152                        10,323,076.71                                  3.90
---------------------------------------------------------------------------------------------------------------------------------
2003                                             1,573                       112,626,326.76                                 42.52
---------------------------------------------------------------------------------------------------------------------------------
2004                                             1,906                       140,774,427.37                                 53.15
---------------------------------------------------------------------------------------------------------------------------------
Total:                                           3,646                      $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


                                                       Range of Coupon Rates

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                            Initial               Principal Balance                     Principal Balance
                Range of                    Mortgage              Outstanding as of                     Outstanding as of
              Coupon Rates                   Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                       4                           $388,736.62                                 0.15%
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                       4                            212,572.53                                  0.08
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                     175                         13,626,854.16                                  5.14
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                     463                         36,700,340.69                                 13.86
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                     520                         38,403,900.28                                 14.50
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                     191                         14,667,585.51                                  5.54
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                     622                         45,999,731.38                                 17.37
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                     268                         19,222,349.80                                  7.26
---------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                    450                         30,553,936.82                                 11.54
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                   407                         27,456,019.66                                 10.37
---------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                   517                         35,602,771.49                                 13.44
---------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                    16                          1,319,859.82                                  0.50
---------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                     9                            703,959.96                                  0.27
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

                                                     Geographical Distribution

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                            Initial               Principal Balance                     Principal Balance
                                            Mortgage              Outstanding as of                     Outstanding as of
       Geographical Distribution             Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
Texas                                           1,612                       $120,774,805.88                                45.60%
---------------------------------------------------------------------------------------------------------------------------------
Mississippi                                       426                         27,280,154.77                                 10.30
---------------------------------------------------------------------------------------------------------------------------------
Florida                                           243                         18,910,612.06                                  7.14
---------------------------------------------------------------------------------------------------------------------------------
Alabama                                           257                         17,409,603.98                                  6.57
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                                    168                         12,385,120.61                                  4.68
---------------------------------------------------------------------------------------------------------------------------------
Louisiana                                         165                         11,422,718.67                                  4.31
---------------------------------------------------------------------------------------------------------------------------------
Georgia                                           117                          9,186,988.69                                  3.47
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                                    104                          8,726,595.92                                  3.29
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                                         115                          8,432,936.52                                  3.18
---------------------------------------------------------------------------------------------------------------------------------
Arkansas                                          111                          7,032,196.81                                  2.66
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                           94                          6,879,808.27                                  2.60
---------------------------------------------------------------------------------------------------------------------------------
Virginia                                           59                          4,722,275.40                                  1.78
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                                           51                          3,738,535.80                                  1.41
---------------------------------------------------------------------------------------------------------------------------------
West Virginia                                      49                          3,639,258.61                                  1.37
---------------------------------------------------------------------------------------------------------------------------------
Indiana                                            24                          1,172,687.18                                  0.44
---------------------------------------------------------------------------------------------------------------------------------
Missouri                                           20                          1,156,948.37                                  0.44
---------------------------------------------------------------------------------------------------------------------------------
Ohio                                               20                          1,155,366.74                                  0.44
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                                          9                            717,809.99                                  0.27
---------------------------------------------------------------------------------------------------------------------------------
Michigan                                            2                            114,194.45                                  0.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



                                                        Construction Level

---------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                                   Percent of Aggregate
                                            Initial               Principal Balance                     Principal Balance
                                            Mortgage              Outstanding as of                     Outstanding as of
           Construction Level                Assets        the Statistical Calculation Date      the Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
90% Plus                                        3,308                       $243,443,243.37                                91.91%
---------------------------------------------------------------------------------------------------------------------------------
Partial                                           178                         11,386,145.36                                  4.30
---------------------------------------------------------------------------------------------------------------------------------
Shell                                             114                          5,951,229.11                                  2.25
---------------------------------------------------------------------------------------------------------------------------------
Unknown                                            46                          4,078,000.88                                  1.54
---------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,646                       $264,858,618.72                               100.00%
---------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------


                                                            Model Type

--------------------------------------------------------------------------------------------------------------------------------
                                          Number of                                                  Percent of Aggregate
                                            Initial              Principal Balance                     Principal Balance
                                           Mortgage              Outstanding as of                     Outstanding as of
               Model Type                   Assets        the Statistical Calculation Date     the Statistical Calculation Date
--------------------------------------------------------------------------------------------------------------------------------
Savannah                                         433                        $27,819,960.66                               15.83%
--------------------------------------------------------------------------------------------------------------------------------
President II                                     233                         19,496,920.50                                11.09
--------------------------------------------------------------------------------------------------------------------------------
Victorian                                        106                          8,752,715.27                                 4.98
--------------------------------------------------------------------------------------------------------------------------------
Salem                                            136                          8,430,313.67                                 4.80
--------------------------------------------------------------------------------------------------------------------------------
American                                         158                          8,249,258.02                                 4.69
--------------------------------------------------------------------------------------------------------------------------------
Arlington                                        133                          8,109,131.48                                 4.61
--------------------------------------------------------------------------------------------------------------------------------
Yorktown 4BR/2B                                   86                          7,575,645.19                                 4.31
--------------------------------------------------------------------------------------------------------------------------------
Foxborough                                        78                          6,332,640.66                                 3.60
--------------------------------------------------------------------------------------------------------------------------------
Unknown                                           68                          6,055,514.93                                 3.44
--------------------------------------------------------------------------------------------------------------------------------
Plantation                                        61                          5,639,130.13                                 3.21
--------------------------------------------------------------------------------------------------------------------------------
Other                                            908                         69,323,427.44                                39.44
--------------------------------------------------------------------------------------------------------------------------------
Total:                                         2,400                       $175,784,657.95                              100.00%
--------------------------------------------------------------------------------------------------------------------------------

* For pictures of the models, please visit the Jim Walter Homes website.


                                                        Delinquency Status

-----------------------------------------------------------------------------------------------------------------------------------
                                          Number of                                                  Percent of Aggregate
                                            Initial              Principal Balance                     Principal Balance
                                           Mortgage              Outstanding as of                     Outstanding as of
           Delinquency Status               Assets        the Statistical Calculation Date     the Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------------------------------
0-30 Days                                      3,600                       $261,796,948.61                               98.84%
--------------------------------------------------------------------------------------------------------------------------------
31-60 Days                                        46                          3,061,670.11                                 1.16
--------------------------------------------------------------------------------------------------------------------------------
Total:                                         3,646                       $264,858,618.72                              100.00%
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Mid-State Capital Corporation 2004-1 Trust,
     Asset Backed Notes                                 [GRAPHIC OMITTED - LOGO]
     $297,375,000 (approximate)                          Walter Industries, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate                    Tel:  (704) 388-1597
--------------------------                    Fax:  (704) 335-5904

Rob Karr                                      robert.h.karr@bankofamerica.com
Patrick Beranek                               patrick.beranek@bankofamerica.com
Chris Springer                                chris.springer@bankofamerica.com

Global ABS Group                              Fax:  (704) 388-9668
----------------
Dan Goodwin                 (704) 388-1153    daniel.b.goodwin@bankofamerica.com
Vikas Garg                  (704) 388-3681    vikas.garg@bankofamerica.com
Kirk Meyers                 (704) 388-3148    kirk.b.meyers@bankofamerica.com
Pauwla Rumli                (704) 387-1156    pauwla.rumli@bankofamerica.com

Rating Agencies
Denise Person - Moody's     (212) 553-3661    denise.person@moodys.com
Monica Perelmuter - S&P     (212) 438-6309    monica_perelmuter@sandp.com
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

  Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

  Trigger Event          A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                CDR where related bond does not receive 100% Principal
                ------------------------------------------------------

                        --------------------------------------
                             Bond        CDR       Cum Loss
                        --------------------------------------
                              A         10.32%      40.78%
                             M-1        5.84%       29.60%
                             M-2        4.31%       24.06%
                              B         4.24%       23.78%
                        --------------------------------------

                         6% CPR
                         70% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CXHE 2004-C

------------------------------------------------------------------------------------------------------------------------------

 #         Date       Sales Contact    BAS Contact       Investor       Bond ID? / Collateral Group?           Request
------------------------------------------------------------------------------------------------------------------------------
 1       6/24/2004                        Chris        Pacific Life                   A                         PxYld
 2       6/24/2004                        Chris          Suntrust                A, M1,M2, B                Standard B/Es
 3       6/24/2004                        Chris        Declaration                 M1, M2                   Standard B/Es
 4       6/24/2004                        Chris            ING                   A, M1,M2, B                Standard B/Es
 5       6/24/2004                         Niki           Ischus                      B                     Standard B/Es
 6       6/24/2004                        Chris            MKP                      M2, B                   Standard B/Es
 7       6/24/2004                         Niki           WAMCO                  A, M1,M2, B                Standard B/Es
 8       6/24/2004                        Chris            Rabo                     M2, B                   Standard B/Es
 9       6/24/2004                        Chris            Ohio                     M2, B               Standard B/Es / PxYld
 10      6/24/2004                        Chris
 11      6/24/2004                        Chris
 12      6/24/2004                        Chris
 13      6/24/2004                        Chris
 14      6/24/2004                        Chris
 15      6/24/2004                        Chris
 16      6/24/2004
 17      6/24/2004
 18      6/24/2004
 19      6/24/2004
 20      6/24/2004
 ----              -----------------------------------------------------------------------------------------------------------
 21      6/24/2004                        Pauwla
 22      6/24/2004                        Pauwla
 23      6/24/2004                        Pauwla
 24      6/24/2004                        Pauwla
 25      6/24/2004                        Pauwla
 26      6/24/2004                        Pauwla
 27      6/24/2004
 28      6/24/2004

[TABLE CONTINUED]
----------------------------------------------------------------------------------------------------------------------------------
                       Request         Sent to         Tied out      Sent to
 #         Date       Completed      Accountants         (Y/N)        Desk                           Comments
----------------------------------------------------------------------------------------------------------------------------------
 1       6/24/2004        X               X                X            X                  no loss scenario - no effect
 2       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 3       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 4       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 5       6/24/2004        X               X                X            X        revised for curr wrtdwn - yield breaks changed
 6       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 7       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 8       6/24/2004        X               X                X            X              revised for curr wrtdwn - no change
 9       6/24/2004        X               X                X            X                    revised for curr wrtdwn
 10      6/24/2004
 11      6/24/2004
 12      6/24/2004
 13      6/24/2004
 14      6/24/2004
 15      6/24/2004
 16      6/24/2004
 17      6/24/2004
 18      6/24/2004
 19      6/24/2004
 20      6/24/2004
 ----              ---------------------------------------------------------------------------------------------------------------
 21      6/24/2004
 22      6/24/2004
 23      6/24/2004
 24      6/24/2004
 25      6/24/2004
 26      6/24/2004
 27      6/24/2004
 28      6/24/2004

[TABLE CONTINUED]
-----------------------------------------------------------
                                             Amount
 #         Date         Bonds Purchased    Bought    Filed
-----------------------------------------------------------
 1       6/24/2004
 2       6/24/2004
 3       6/24/2004
 4       6/24/2004
 5       6/24/2004
 6       6/24/2004
 7       6/24/2004
 8       6/24/2004
 9       6/24/2004
 10      6/24/2004
 11      6/24/2004
 12      6/24/2004
 13      6/24/2004
 14      6/24/2004
 15      6/24/2004
 16      6/24/2004
 17      6/24/2004
 18      6/24/2004
 19      6/24/2004
 20      6/24/2004
 ----              ----------------------------------------
 21      6/24/2004                                      Y
 22      6/24/2004                                      Y
 23      6/24/2004                                      Y
 24      6/24/2004                                      Y
 25      6/24/2004                                      Y
 26      6/24/2004                                      Y
 27      6/24/2004                                      Y
 28      6/24/2004

CXHE 2004-C

--------------------------------------------------------------------------------------------------------------------------------

  #       Date        Sales Contact       BAS Contact       Investor        Bond ID? / Collateral Group?           Request
--------------------------------------------------------------------------------------------------------------------------------
           TS                                                                                                        TS
  1     6/24/2004                            Chris        Pacific Life                   A                          PxYld
  1     6/24/2004                            Chris          Suntrust                A, M1,M2, B                 Standard B/Es
  2     6/24/2004                            Chris        Declaration                  M1, M2                   Standard B/Es
  3     6/24/2004                            Chris            ING                   A, M1,M2, B                 Standard B/Es
  4     6/24/2004                            Chris           Ischus
  5     6/24/2004                            Chris            MKP                      M2, B                    Standard B/Es
  6     6/24/2004                            Niki            WAMCO                  A, M1,M2, B                 Standard B/Es
  7     6/24/2004                            Chris
  8     6/24/2004                            Chris
  9     6/24/2004                            Chris
 10     6/24/2004                            Chris
 11     6/24/2004                            Chris
 12     6/24/2004                            Chris
 13     6/24/2004                            Chris
 14     6/24/2004                            Chris
 15     6/24/2004
 16     6/24/2004
 17     6/24/2004
 18     6/24/2004
 19     6/24/2004
------              ------------------------------------------------------------------------------------------------------------
 20     6/24/2004                           Pauwla
 21     6/24/2004                           Pauwla
 22     6/24/2004                           Pauwla
 23     6/24/2004                           Pauwla
 24     6/24/2004                           Pauwla
 25     6/24/2004                           Pauwla
 26     6/24/2004
 27     6/24/2004
--------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]
                                                          ------------------------------
                                                                   Bond Coupons:
-----------------------------------------------------------------------------------------------------------------------------------
         Request       Sent to       Tied out   Sent to                                                           Amount
  #     Completed    Accountants      (Y/N)       Desk       A       M1      M2       B        Bonds Purchased    Bought    Filed
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6.394    6.787   7.474   8.745
  1         X             X             X          X       6.201    6.742   7.429    8.7
  1         X             X             X          X       6.201    6.742   7.429    8.7
  2         X             X             X          X       6.275    6.816   7.502   8.773
  3         X             X             X          X       6.275    6.816   7.502   8.773
  4
  5         X             X                                6.275    6.816   7.502   8.773
  6         X             X                                6.275    6.816   7.502   8.773
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
------ ----------------------------------------------------------------------------------------------------------------------------
 20                                                                                                                             Y
 21                                                                                                                             Y
 22                                                                                                                             Y
 23                                                                                                                             Y
 24                                                                                                                             Y
 25                                                                                                                             Y
 26                                                                                                                             Y
 27
-----------------------------------------------------------------------------------------------------------------------------------

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

  Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

  Trigger Event          A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                     CDR at which the related bond does not receive 100% Principal
                     -------------------------------------------------------------

                       --------------------------------------------------------
                            Bond         CDR         Cum Loss         WAL
                       --------------------------------------------------------
                             M-1        6.80%         26.77%          6.89
                             M-2        4.88%         21.35%          6.85
                       --------------------------------------------------------

                         8% CPR
                         65% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

  Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

  Trigger Event          A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                   CDR at which the related bond does not receive 100% Principal
                   -------------------------------------------------------------

                     --------------------------------------------------------
                          Bond         CDR         Cum Loss         WAL
                     --------------------------------------------------------
                           M-1        6.89%         27.00%          6.85
                           M-2        4.97%         21.63%          6.81
                     --------------------------------------------------------

                       8% CPR
                       65% Severity
                       12 month lag in recoveries
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

  Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

  Trigger Event          A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                                              CDR Before Principal Lost
                                              -------------------------

                                      60% Loss Severity      80% Loss Severity
                       --------------------------------------------------------
                            Bond      CDR       Cum Loss     CDR       Cum Loss
                       --------------------------------------------------------
                             A       14.58%      37.20%      9.40%       39.98%
                            M-1       7.44%      26.15%      5.39%       28.20%
                            M-2       5.27%      20.82%      3.97%       22.54%
                             B        5.23%      20.71%      3.93%       22.37%
                       --------------------------------------------------------

                         8% CPR
                         60% and 80% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments
                         This Table displays the CDR at which the related bond
                           receives 100% principal before principal is lost.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

  Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

  Trigger Event          A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                                              CDR Before Principal Lost
                                              -------------------------

                                      60% Loss Severity      80% Loss Severity
                       --------------------------------------------------------
                            Bond      CDR       Cum Loss     CDR       Cum Loss
                       --------------------------------------------------------
                             A       14.73%      37.36%      9.50%       40.22%
                            M-1       7.54%      26.37%      5.46%       28.45%
                            M-2       5.37%      21.09%      4.04%       22.84%
                             B        5.33%      20.98%      4.01%       22.71%
                       --------------------------------------------------------

                         8% CPR
                         60% and 80% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments
                         This Table displays the CDR at which the related bond
                           receives 100% principal before principal is lost.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
----------------------------------

                            Issuer Mid-State Capital Corporation
                                   Trust
                            Series 2004-1

                        Collateral $325 Million of Mortgage Assets

                          Servicer Mid-State Homes, Inc.

                   Rating Agencies S&P and Moody's

Structure
----------------------------------

Credit Support
                                1- Excess Interest
                                2- Overcollateralization
                                3- Subordination

                                   ------------------------------------------------------------------------------------
                                         Class      S&P      Moody's    Cpn Type         Amount        Initial Size
                                   ------------------------------------------------------------------------------------
                                           A        AAA        Aaa       Fixed        182,000,000         56.00%
                                          M-1       AA         Aa2       Fixed         48,750,000         15.00%
                                          M-2       A-          A2       Fixed         34,937,500         10.75%
                                           B        BBB        Baa2      Fixed         31,687,500          9.75%
                                   ------------------------------------------------------------------------------------


                                   -------------------------------------------------------
                                         Class         Initial C/E        Target C/E
                                   -------------------------------------------------------
                                           A              44.00%            45.50%
                                          M-1             29.00%            30.50%
                                          M-2             18.25%            19.75%
                                           B              8.50%             10.00%
                                   -------------------------------------------------------
                                   8.50% initial OC building to 10.00% of original pool balance

Trigger Event                       A Trigger Event exists with respect to any
                                    Distribution Date if either:

                                    (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                                    (ii) During such period the Cumulative
                                    Realized Loss Percentage exceeds the values defined below:

                                   Distribution Dates                           Cumulative Realized Loss Percentage
                                                                                -----------------------------------
                                   August 2004 - July 2010                                       4.75%
                                   August 2010 - July 2011                                       5.50%
                                   August 2011 - July 2012                                       6.50%
                                   August 2012 - July 2013                                       7.00%
                                   August 2013 and afterwards                                    8.00%

Class B Loss Coverage
----------------------------------


                                                          NO PREAY STRESS
                           Fwd LIBOR/Swap Shift       -200bp              0bp              +200bp
                                         Prepay       1x Base Case      1x Base Case       1x Base Case

                             Loss Severity: 40%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               10.3%              n/a
                         % Cum Loss Yield Break        n/a               21.0%              n/a
                     CDR - 1st $ Principal Loss        n/a               7.9%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               18.1%              n/a
                                                --------------------------------------------------------

                             Loss Severity: 50%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               8.2%               n/a
                         % Cum Loss Yield Break        n/a               23.1%              n/a
                     CDR - 1st $ Principal Loss        n/a               6.3%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               19.5%              n/a
                                                --------------------------------------------------------

                             Loss Severity: 60%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               6.9%               n/a
                         % Cum Loss Yield Break        n/a               24.9%              n/a
                     CDR - 1st $ Principal Loss        n/a               5.3%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               20.9%              n/a
                                                --------------------------------------------------------

                                                Run at Pricing Speed
                                                12 month Lag
                                                Trigger failing
                                                Run to maturity
                                                No Servicer Advances
                                                Prepays in addition to Defaults


                                                         PREPAY STRESS
                          Fwd LIBOR/Swap Shift        n/a              n/a                n/a
                                        Prepay      2x Base Case     1x Base Case      0.5x Base Case


                                               -------------------------------------------------------
                             CDR - Yield Break       9.9%              8.2%              7.5%
                        % Cum Loss Yield Break       18.0%            23.1%              27.9%
                    CDR - 1st $ Principal Loss       7.8%              6.3%              5.6%
                % Cum Loss 1st $ Principal Loss      15.2%            19.6%              23.6%
                                               -------------------------------------------------------

                                               50% Severity
                                               12 month Lag
                                               Trigger failing
                                               Run to maturity
                                               No Servicer Advances
                                               Prepays in addition to Defaults



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
---------------------------------------

                                 Issuer Mid-State Capital Corporation
                                        Trust
                                 Series 2004-1

                             Collateral $325 Million of Mortgage Assets

                               Servicer Mid-State Homes, Inc.

                        Rating Agencies S&P and Moody's

Structure
---------------------------------------

Credit Support
                                     1- Excess Interest
                                     2- Overcollateralization
                                     3- Subordination

                                      ------------------------------------------------------------------------------------
                                            Class        S&P       Moody's    Cpn Type         Amount         Initial Size
                                      ------------------------------------------------------------------------------------
                                              A          AAA         Aaa       Fixed        182,000,000          56.00%
                                             M-1         AA          Aa2       Fixed         48,750,000          15.00%
                                             M-2         A-           A2       Fixed         34,937,500          10.75%
                                              B          BBB         Baa2      Fixed         31,687,500           9.75%
                                      ------------------------------------------------------------------------------------


                                      ------------------------------------------------------------
                                            Class              Initial C/E        Target C/E
                                      ------------------------------------------------------------
                                              A                   44.00%            45.50%
                                             M-1                  29.00%            30.50%
                                             M-2                  18.25%            19.75%
                                              B                   8.50%             10.00%
                                      ------------------------------------------------------------
                                      8.50% initial OC building to 10.00% of original pool balance

Trigger Event                         A Trigger Event exists with respect to any
                                      Distribution Date if either:

                                      (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                                      (ii) During such period the Cumulative
                                      Realized Loss Percentage exceeds the
                                      values defined below:


                                        Distribution Dates                              Cumulative Realized Loss Percentage
                                                                                        -----------------------------------
                                        August 2004 - July 2010                                         4.75%
                                        August 2010 - July 2011                                         5.50%
                                        August 2011 - July 2012                                         6.50%
                                        August 2012 - July 2013                                         7.00%
                                        August 2013 and afterwards                                      8.00%

Class B Loss Coverage
----------------------------------------


                                                          NO PREAY STRESS
                           Fwd LIBOR/Swap Shift       -200bp              0bp              +200bp
                                         Prepay       1x Base Case      1x Base Case       1x Base Case

                             Loss Severity: 40%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               10.8%              n/a
                         % Cum Loss Yield Break        n/a               21.5%              n/a
                     CDR - 1st $ Principal Loss        n/a               7.9%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               18.1%              n/a
                                                --------------------------------------------------------

                             Loss Severity: 50%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               8.6%               n/a
                         % Cum Loss Yield Break        n/a               23.8%              n/a
                     CDR - 1st $ Principal Loss        n/a               6.3%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               19.6%              n/a
                                                --------------------------------------------------------

                             Loss Severity: 60%
                                                --------------------------------------------------------
                              CDR - Yield Break        n/a               7.2%               n/a
                         % Cum Loss Yield Break        n/a               25.6%              n/a
                     CDR - 1st $ Principal Loss        n/a               5.3%               n/a
                % Cum Loss 1st $ Principal Loss        n/a               20.9%              n/a
                                                --------------------------------------------------------


                                                Run at Pricing Speed
                                                12 month Lag
                                                Trigger failing
                                                Run to maturity
                                                No Servicer Advances
                                                Prepays in addition to Defaults


                                                         PREPAY STRESS
                          Fwd LIBOR/Swap Shift        n/a              n/a                n/a
                                        Prepay      2x Base Case     1x Base Case      0.5x Base Case


                                               -------------------------------------------------------
                             CDR - Yield Break       10.4%             8.6%              7.8%
                        % Cum Loss Yield Break       18.6%            23.8%              28.5%
                    CDR - 1st $ Principal Loss       7.8%              6.3%              5.6%
                % Cum Loss 1st $ Principal Loss      15.2%            19.6%              23.6%
                                               -------------------------------------------------------

                                               50% Severity
                                               12 month Lag
                                               Trigger failing
                                               Run to maturity
                                               No Servicer Advances
                                               Prepays in addition to Defaults



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

Trigger Event           A Trigger Event exists with respect to any Distribution
                        Date if either:

                        (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                        (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                        Distribution Dates                   Cumulative Realized Loss Percentage
                                                             -----------------------------------
                        August 2004 - July 2010                          4.75%
                        August 2010 - July 2011                          5.50%
                        August 2011 - July 2012                          6.50%
                        August 2012 - July 2013                          7.00%
                        August 2013 and afterwards                       8.00%

                         CDR where related bond does not receive 100% Principal
                         ------------------------------------------------------

M-2 Loss Coverage
-----------------


                                         To Call                To Maturity
                       --------------------------------------------------------
                            PPC       CDR       Cum Loss     CDR       Cum Loss
                       --------------------------------------------------------
                          Vector    160.07%      14.62%     144.18%     14.37%
                          8 CPR     123.24%      19.02%     114.93%     19.27%
                       --------------------------------------------------------

B Loss Coverage
---------------


                                         To Call                To Maturity
                       --------------------------------------------------------
                            PPC       CDR       Cum Loss     CDR       Cum Loss
                       --------------------------------------------------------
                          Vector    145.00%      13.55%     141.04%     14.14%
                          8 CPR     109.77%      17.67%     108.50%     18.57%
                       --------------------------------------------------------

                                                                                -----------------------       ----------------------
                         45% Severity                                             MKP CPR Prepay Curve        MKP CDR Default Curve
                         12 month lag in recoveries                             -----------------------       ----------------------
                         Trigger failing                                           Month        FRM              Month        FRM
                         Run to maturity                                        -----------------------       ----------------------
                         Defaults are in addition to prepayments                      1         0.00%               1        0.00%
                         Vector is the Prepayment Curve as shown to the right.       12        18.00%              24        8.00%
                                                                                     25        18.00%              49        8.00%
                                                                                    120        21.00%             120        5.00%
                                                                                121 & after    21.00%         121 & after    5.00%
                                                                                -----------------------       ----------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

Trigger Event           A Trigger Event exists with respect to any Distribution
                        Date if either:

                        (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                        (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                              4.75%
                         August 2010 - July 2011                              5.50%
                         August 2011 - July 2012                              6.50%
                         August 2012 - July 2013                              7.00%
                         August 2013 and afterwards                           8.00%

Loss Coverage
-------------

                         Default Rate where related bond does not receive 100% Principal
                         ---------------------------------------------------------------

                        ----------------------------------               ----------------------------------
                                      Cum                                                         Cum
                            Bond    Defaults    Cum Loss                     Bond      CDR        Loss
                        ----------------------------------               ----------------------------------
                             A       67.91      43.6                         M-2       4.88       21.3
                            M-1      55.83      35.9                          B        4.84       21.2
                            M-2      42.40      27.2                     ----------------------------------
                             B       30.13      19.4
                        ----------------------------------               8% CPR
                                                                         65% Severity
                         8% CPR                                          12 month lag in recoveries
                         65% Severity                                    Trigger failing
                         12 month lag in recoveries                      Run to maturity
                         Trigger failing                                 Prepays don't include defaults
                         Run to maturity
                         Prepays include defaults
                         Defaults applied as a percentage of initial pool
                          balance as follows: 50% in year 1, then 10% / year
                          for 5 years, zero thereafter



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         ----------------------------------------------------------------------------------------
                                                                                               Initial    Target
                         Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                         ----------------------------------------------------------------------------------------
                           A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                          M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                          M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                           B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                         ----------------------------------------------------------------------------------------
                         8.50% initial OC building to 10.00% of original pool balance

Trigger Event            A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                   Cumulative Realized Loss Percentage
                                                              -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                         Default Rate where related bond does not receive 100% Principal
                         ---------------------------------------------------------------

                        ----------------------------------               ----------------------------------
                                      Cum                                                         Cum
                            Bond    Defaults    Cum Loss                     Bond      CDR        Loss
                        ----------------------------------               ----------------------------------
                             A       72.37      46.5                         M-2       4.88       21.3
                            M-1      55.83      35.9                          B        4.84       21.2
                            M-2      42.40      27.2                     ----------------------------------
                             B       30.13      19.4
                        ----------------------------------               8% CPR
                                                                         65% Severity
                         8% CPR                                          12 month lag in recoveries
                         65% Severity                                    Trigger failing
                         12 month lag in recoveries                      Run to maturity
                         Trigger failing                                 Prepays don't include defaults
                         Run to maturity
                         Prepays include defaults
                         Defaults applied as a percentage of initial pool
                          balance as follows: 50% in year 1, then 10% / year
                          for 5 years, zero thereafter


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------------------

                 Issuer Mid-State Capital Corporation Trust
                 Series 2004-1

             Collateral $325 Million of Mortgage Assets

               Servicer Mid-State Homes, Inc.

        Rating Agencies S&P and Moody's

Structure
-----------------------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ---------------------------------------------------------------------------------------------------
                           Class        S&P      Moody's   Cpn Type    Amount    Initial Size  Initial C/E    Target C/E
                        ---------------------------------------------------------------------------------------------------
                             A          AAA        Aaa       Fixed   182,000,000     56.00%        44.00%       45.50%
                            M-1          AA        Aa2       Fixed   48,750,000      15.00%        29.00%       30.50%
                            M-2          A-         A2       Fixed   34,937,500      10.75%        18.25%       19.75%
                             B          BBB        Baa2      Fixed   31,687,500       9.75%        8.50%        10.00%

                        ---------------------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

Trigger Event           A Trigger Event exists with respect to any Distribution
                        Date if either:

                        (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                        (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                 Cumulative Realized Loss Percentage
                         ------------------                 -----------------------------------
                         August 2004 - July 2010                         4.75%
                         August 2010 - July 2011                         5.50%
                         August 2011 - July 2012                         6.50%
                         August 2012 - July 2013                         7.00%
                         August 2013 and afterwards                      8.00%


Loss Coverage
------------------------

                                     CDR Break at which the related
                                  bond does not receive 100% Principal
                         -------------------------------------------------------

                                                CDR Break               9 CDR      10 CDR     11 CDR
                         -------------------------------------------------------------------------------
                            Bond     CDR Break   Cum Loss     BEY        BEY         BEY        BEY
                         --------------------------------------------------------------------------------
                             M-2        8.12%      18.38%     7.39%      6.71%       5.33%      3.48%
                              B         8.08%      18.33%     8.88%      6.67%       3.54%      0.15%
                         --------------------------------------------------------------------------------

                         Price is Par
                         8% CPR
                         40% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments

                  Note: The CDR Breaks are based on current coupons and are different than those used in the Term Sheet. Therefore, the CDR breakpoints shown here are also different than those disclosed in the Term Sheet. All information included is preliminary and subject to change.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
---------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                        ----------------------------------------------------------------------------------------
                                                                                              Initial    Target
                        Class    S&P    Moody's    Cpn Type       Amount      Initial Size      C/E        C/E
                        ----------------------------------------------------------------------------------------
                          A      AAA      Aaa       Fixed      182,000,000       56.00%        44.00%     45.50%
                         M-1      AA      Aa2       Fixed       48,750,000       15.00%        29.00%     30.50%
                         M-2      A-       A2       Fixed       34,937,500       10.75%        18.25%     19.75%
                          B      BBB      Baa2      Fixed       31,687,500        9.75%         8.50%     10.00%
                        ----------------------------------------------------------------------------------------
                        8.50% initial OC building to 10.00% of original pool balance

Trigger Event            A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                 Cumulative Realized Loss Percentage
                                                            -----------------------------------
                         August 2004 - July 2010                          4.75%
                         August 2010 - July 2011                          5.50%
                         August 2011 - July 2012                          6.50%
                         August 2012 - July 2013                          7.00%
                         August 2013 and afterwards                       8.00%

Loss Coverage
-------------

                         CDR Break at which the related bond does not receive 100% Principal
                         -------------------------------------------------------------------
                                                     CDR Break               9 CDR        10 CDR         11 CDR
                         ------------------------------------------------------------------------------------------------------
                            Bond    CDR Break    Cum Loss    BEY      WAL      BEY      WAL     BEY      WAL     BEY      WAL
                         ------------------------------------------------------------------------------------------------------
                            M-2      8.12%        18.38%    7.39%     5.82    6.71%     5.11    5.33%    4.38    3.48%    3.66
                             B       8.08%        18.33%    8.88%     5.74    6.67%     3.52    3.54%    2.83    0.15%    2.41
                         ------------------------------------------------------------------------------------------------------

                         Price is Par
                         8% CPR
                         40% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments

                   Note: The CDR Breaks are based on current coupons and are
                         different than those used in the Term Sheet. Therefore, the CDR breakpoints shown here are also different than those disclosed in the Term Sheet. All information included is preliminary and subject to change.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]

All Information is Preliminary and Subject to Change

Transaction
--------------------------
                    Issuer Mid-State Capital Corporation Trust
                    Series 2004-1

                Collateral $325 Million of Mortgage Assets

                  Servicer Mid-State Homes, Inc.

           Rating Agencies S&P and Moody's


Class A
--------------------------


       Price to Yield (BEY)    0 CPR       8 CPR     16 CPR     24 CPR
                           -------------------------------------------
                  99.00000     6.56        6.63       6.72       6.82
                  99.06250     6.55        6.62       6.70       6.80
                  99.12500     6.54        6.60       6.68       6.77
                  99.18750     6.54        6.59       6.66       6.74
                  99.25000     6.53        6.58       6.64       6.71
                  99.31250     6.52        6.57       6.62       6.68
                  99.37500     6.52        6.55       6.60       6.65
                  99.43750     6.51        6.54       6.58       6.62
                  99.50000     6.51        6.53       6.56       6.59
                  99.56250     6.50        6.52       6.54       6.57
                  99.62500     6.49        6.50       6.52       6.54
                  99.68750     6.49        6.49       6.50       6.51
                  99.75000     6.48        6.48       6.48       6.48
                  99.81250     6.47        6.47       6.46       6.45
                  99.87500     6.47        6.46       6.44       6.42
                  99.93750     6.46        6.44       6.42       6.40
                 100.00000     6.45        6.43       6.40       6.37
                 100.06250     6.45        6.42       6.38       6.34
                 100.12500     6.44        6.41       6.36       6.31
                 100.18750     6.44        6.39       6.34       6.28
                 100.25000     6.43        6.38       6.32       6.25
                 100.31250     6.42        6.37       6.30       6.23
                 100.37500     6.42        6.36       6.28       6.20
                 100.43750     6.41        6.35       6.26       6.17
                 100.50000     6.40        6.33       6.24       6.14
                 100.56250     6.40        6.32       6.22       6.11
                 100.62500     6.39        6.31       6.20       6.09
                 100.68750     6.39        6.30       6.18       6.06
                 100.75000     6.38        6.29       6.16       6.03
                 100.81250     6.37        6.27       6.15       6.00
                 100.87500     6.37        6.26       6.13       5.97
                 100.93750     6.36        6.25       6.11       5.95
                 101.00000     6.36        6.24       6.09       5.92
                           -------------------------------------------
                       Wal     18.56       7.20       3.87       2.55
                   Mod Dur     9.96        5.11       3.15       2.20
               Prin Beg Dt   8/15/2004   8/15/2004 8/15/2004  8/15/2004
               Prin End Dt   7/15/2031   8/15/2020 7/15/2013  6/15/2010
                  Prin Win      324         193       108         71


              Assumptions:  Run to Call



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]

All Information is Preliminary and Subject to Change

Transaction
--------------------------
                    Issuer Mid-State Capital Corporation Trust
                    Series 2004-1

                Collateral $325 Million of Mortgage Assets

                  Servicer Mid-State Homes, Inc.

           Rating Agencies S&P and Moody's


Class A
--------------------------

       Price to Yield (BEY)    5 CPR       7 CPR
                           ---------------------
                  99.00000     6.60        6.62
                  99.06250     6.59        6.61
                  99.12500     6.58        6.59
                  99.18750     6.57        6.58
                  99.25000     6.56        6.57
                  99.31250     6.55        6.56
                  99.37500     6.54        6.55
                  99.43750     6.53        6.54
                  99.50000     6.52        6.53
                  99.56250     6.51        6.51
                  99.62500     6.50        6.50
                  99.68750     6.49        6.49
                  99.75000     6.48        6.48
                  99.81250     6.47        6.47
                  99.87500     6.46        6.46
                  99.93750     6.45        6.45
                 100.00000     6.44        6.43
                 100.06250     6.43        6.42
                 100.12500     6.42        6.41
                 100.18750     6.41        6.40
                 100.25000     6.40        6.39
                 100.31250     6.39        6.38
                 100.37500     6.38        6.37
                 100.43750     6.37        6.36
                 100.50000     6.36        6.34
                 100.56250     6.35        6.33
                 100.62500     6.34        6.32
                 100.68750     6.34        6.31
                 100.75000     6.33        6.30
                 100.81250     6.32        6.29
                 100.87500     6.31        6.28
                 100.93750     6.30        6.27
                 101.00000     6.29        6.25
                           ---------------------
                       Wal     9.94        7.97
                   Mod Dur     6.44        5.51
               Prin Beg Dt   8/15/2004   8/15/2004
               Prin End Dt   4/15/2025   1/15/2022
                  Prin Win      249         210


              Assumptions:  Run to Call



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]

All Information is Preliminary and Subject to Change

Transaction
--------------------------
                    Issuer Mid-State Capital Corporation Trust
                    Series 2004-1

                Collateral $325 Million of Mortgage Assets

                  Servicer Mid-State Homes, Inc.

           Rating Agencies S&P and Moody's


Class A
--------------------------

       Price to Yield (BEY)    5 CPR       7 CPR
                           ---------------------
                  99.00000     6.40        6.42
                  99.06250     6.39        6.41
                  99.12500     6.38        6.40
                  99.18750     6.37        6.39
                  99.25000     6.36        6.37
                  99.31250     6.35        6.36
                  99.37500     6.34        6.35
                  99.43750     6.33        6.34
                  99.50000     6.32        6.33
                  99.56250     6.31        6.32
                  99.62500     6.30        6.31
                  99.68750     6.29        6.29
                  99.75000     6.28        6.28
                  99.81250     6.27        6.27
                  99.87500     6.26        6.26
                  99.93750     6.25        6.25
                 100.00000     6.24        6.24
                 100.06250     6.24        6.23
                 100.12500     6.23        6.22
                 100.18750     6.22        6.20
                 100.25000     6.21        6.19
                 100.31250     6.20        6.18
                 100.37500     6.19        6.17
                 100.43750     6.18        6.16
                 100.50000     6.17        6.15
                 100.56250     6.16        6.14
                 100.62500     6.15        6.13
                 100.68750     6.14        6.12
                 100.75000     6.13        6.10
                 100.81250     6.12        6.09
                 100.87500     6.11        6.08
                 100.93750     6.10        6.07
                 101.00000     6.09        6.06
                           ---------------------
                       Wal     9.94        7.97
                   Mod Dur     6.51        5.56
               Prin Beg Dt   8/15/2004   8/15/2004
               Prin End Dt   4/15/2025   1/15/2022
                  Prin Win      249         210


              Assumptions:  Run to Call



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Bank of America Securities
                                                               [GRAPHIC OMITTED]

All Information is Preliminary and Subject to Change

Transaction
--------------------------
                    Issuer Mid-State Capital Corporation Trust
                    Series 2004-1

                Collateral $325 Million of Mortgage Assets

                  Servicer Mid-State Homes, Inc.

           Rating Agencies S&P and Moody's


Class A
--------------------------

       Price to Yield (BEY)    0 CPR       8 CPR     16 CPR     24 CPR
                           -------------------------------------------
                  99.00000     6.36        6.43       6.52       6.63
                  99.06250     6.35        6.42       6.50       6.60
                  99.12500     6.34        6.41       6.48       6.57
                  99.18750     6.34        6.39       6.46       6.54
                  99.25000     6.33        6.38       6.44       6.51
                  99.31250     6.33        6.37       6.42       6.48
                  99.37500     6.32        6.36       6.40       6.46
                  99.43750     6.31        6.34       6.38       6.43
                  99.50000     6.31        6.33       6.36       6.40
                  99.56250     6.30        6.32       6.34       6.37
                  99.62500     6.29        6.31       6.32       6.34
                  99.68750     6.29        6.30       6.30       6.31
                  99.75000     6.28        6.28       6.28       6.29
                  99.81250     6.28        6.27       6.26       6.26
                  99.87500     6.27        6.26       6.24       6.23
                  99.93750     6.26        6.25       6.23       6.20
                 100.00000     6.26        6.23       6.21       6.17
                 100.06250     6.25        6.22       6.19       6.14
                 100.12500     6.25        6.21       6.17       6.12
                 100.18750     6.24        6.20       6.15       6.09
                 100.25000     6.23        6.19       6.13       6.06
                 100.31250     6.23        6.17       6.11       6.03
                 100.37500     6.22        6.16       6.09       6.00
                 100.43750     6.21        6.15       6.07       5.98
                 100.50000     6.21        6.14       6.05       5.95
                 100.56250     6.20        6.13       6.03       5.92
                 100.62500     6.20        6.11       6.01       5.89
                 100.68750     6.19        6.10       5.99       5.86
                 100.75000     6.18        6.09       5.97       5.84
                 100.81250     6.18        6.08       5.95       5.81
                 100.87500     6.17        6.07       5.93       5.78
                 100.93750     6.17        6.06       5.91       5.75
                 101.00000     6.16        6.04       5.89       5.73
                           -------------------------------------------
                       Wal     18.56       7.20       3.87       2.55
                   Mod Dur     10.13       5.16       3.17       2.21
               Prin Beg Dt   8/15/2004   8/15/2004 8/15/2004  8/15/2004
               Prin End Dt   7/15/2031   8/15/2020 7/15/2013  6/15/2010
                  Prin Win      324         193       108         71


              Assumptions:  Run to Call



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-------------------------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
-------------------------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         -------------------------------------------------------------------------------------------
                                                                                               Initial
                            Class       S&P     Moody's   Cpn Type     Amount    Initial Size    C/E     Target C/E
                         -------------------------------------------------------------------------------------------
                              A         AAA       Aaa       Fixed   182,000,000     56.00%      44.00%     45.50%
                             M-1         AA       Aa2       Fixed    48,750,000     15.00%      29.00%     30.50%
                             M-2         A-        A2       Fixed    34,937,500     10.75%      18.25%     19.75%
                              B         BBB       Baa2      Fixed    31,687,500     9.75%        8.50%     10.00%

                         -------------------------------------------------------------------------------------------
                         8.50% initial OC building to 10.00% of original pool balance

Trigger Event             A Trigger Event exists with respect to any
                          Distribution Date if either:

                          (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                          (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates               Cumulative Realized Loss Percentage
                                                          -----------------------------------
                         August 2004 - July 2010                       4.75%
                         August 2010 - July 2011                       5.50%
                         August 2011 - July 2012                       6.50%
                         August 2012 - July 2013                       7.00%
                         August 2013 and afterwards                    8.00%



                                                     CDR where related bond does not receive 100% Principal
                                                     ------------------------------------------------------

M-2 Loss Coverage
-------------------------

                                            75 PPC                          100 PPC                         135 PPC
                         -----------------------------------------------------------------------------------------------------------
                           Severity     CDR     Cum Loss     WAL        CDR       Cum Loss     WAL       CDR     Cum Loss    WAL
                         -----------------------------------------------------------------------------------------------------------
                             40%       9.83%     13.96%     3.64       11.18%      12.61%     2.91      13.16%    11.41%     2.24
                             65%       6.11%     15.91%     4.01       6.96%       14.16%     3.14      8.23%     12.65%     2.38
                         -----------------------------------------------------------------------------------------------------------

B Loss Coverage
-------------------------

                                            75 PPC                          100 PPC                         135 PPC
                         -----------------------------------------------------------------------------------------------------------
                           Severity     CDR     Cum Loss     WAL        CDR       Cum Loss     WAL       CDR     Cum Loss    WAL
                         -----------------------------------------------------------------------------------------------------------
                             40%       9.83%     13.96%     3.60       11.18%      12.61%     2.89      13.16%    11.41%     2.23
                             65%       6.10%     15.89%     4.00       6.96%       14.16%     3.13      8.23%     12.65%     2.36
                         -----------------------------------------------------------------------------------------------------------

                                                                                                               ---------------------
                         40% & 65%  Severity                                                                   Rabo CPR Prepay Curve
                                                                                                               ---------------------
                         12 month lag in recoveries                                                               Month      FRM
                                                                                                               ---------------------
                         Trigger failing                                                                            1       4.00%
                         Run to maturity                                                                            12      23.00%
                         Defaults are in addition to prepayments                                                13 & after  23.00%
                                                                                                               ---------------------
                         PPC is the Prepayment Curve as shown to the right.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]

All Information is Preliminary and Subject to Change

Transaction
-------------------------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
-------------------------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         ---------------------------------------------------------------------------------------
                                                                                             Initial
                            Class       S&P     Moody's   Cpn Type     Amount   Initial Size   C/E    Target C/E
                         ---------------------------------------------------------------------------------------
                              A         AAA       Aaa       Fixed   182,000,000    56.00%    44.00%     45.50%
                             M-1         AA       Aa2       Fixed    48,750,000    15.00%    29.00%     30.50%
                             M-2         A-        A2       Fixed    34,937,500    10.75%    18.25%     19.75%
                              B         BBB       Baa2      Fixed    31,687,500    9.75%      8.50%     10.00%

                         ---------------------------------------------------------------------------------------
                         8.50% initial OC building to 10.00% of original pool balance

Trigger Event             A Trigger Event exists with respect to any
                          Distribution Date if either:

                          (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                          (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates               Cumulative Realized Loss Percentage
                                                          -----------------------------------
                         August 2004 - July 2010                       4.75%
                         August 2010 - July 2011                       5.50%
                         August 2011 - July 2012                       6.50%
                         August 2012 - July 2013                       7.00%
                         August 2013 and afterwards                    8.00%


                                                    CDR where related bond does not receive 100% Principal
                                                    ------------------------------------------------------


M-2 Loss Coverage
-------------------------

                                            75 PPC                          100 PPC                         135 PPC
                         -----------------------------------------------------------------------------------------------------------
                           Severity     CDR     Cum Loss     WAL        CDR       Cum Loss     WAL       CDR     Cum Loss     WAL
                         -----------------------------------------------------------------------------------------------------------
                             40%       9.83%     13.96%     3.64       11.18%      12.61%     2.90      13.16%    11.41%      2.24
                             65%       6.11%     15.91%     4.01       6.96%       14.16%     3.14      8.23%     12.65%      2.38
                         -----------------------------------------------------------------------------------------------------------

B Loss Coverage
-------------------------

                                            75 PPC                          100 PPC                         135 PPC
                         -----------------------------------------------------------------------------------------------------------
                           Severity     CDR     Cum Loss     WAL        CDR       Cum Loss     WAL       CDR     Cum Loss     WAL
                         -----------------------------------------------------------------------------------------------------------
                             40%       9.83%     13.96%     3.60       11.18%      12.61%     2.89      13.16%    11.41%      2.23
                             65%       6.10%     15.89%     4.00       6.96%       14.16%     3.13      8.23%     12.65%      2.36
                         -----------------------------------------------------------------------------------------------------------

                                                                                                              ----------------------
                         40% & 65%  Severity                                                                   Rabo CPR Prepay Curve
                                                                                                              ----------------------
                         12 month lag in recoveries                                                               Month      FRM
                                                                                                              ---------------------
                         Trigger failing                                                                            1       4.00%
                         Run to maturity                                                                           12       23.00%
                         Defaults are in addition to prepayments                                                13 & after  23.00%
                         PPC is the Prepayment Curve as shown to the right.                                   ---------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

! MID2004_1.CDI #CMOVER_3.0E ASSET_BACKED_HOMEEQUITY PORTFOLIO !
MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.7.036 , subroutines 3.1
!! 06/24/2004 5:34 PM
!
DEAL_COMMENT _
"- CUSIP; _
- Assumed OC triggers - neet PSA"
!
! Modeled in the Intex CMO Modeling Language, (B000D56C238F8)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
  DEFINE CONSTANT #OrigCollBal = 325000000.01
!
  DEFINE CONSTANT #OrigBondBal = 297375000.00
!
  DEFINE #BondBal                        = 297375000.00
!
   FULL_DEALNAME:        MID-STATE TRUST 2004-1
   TRUSTEE_INDENTURE:    The BANK of NEW YORK
   TRUSTEE_OWNER:        WILMINGTON TRUST
   SERVICER_MASTER:      MID-STATE HOMES
   SERVICER_SUB:         GMAC MORTGAGE CORP
!
   ISSUER:               MID-STATE CAPITAL CORP
   DEALER:               BANC OF AMERICA
   DEAL SIZE:            $ 297375000.00
   PRICING SPEED:        8% CPR
!  ISSUE DATE:           20040701
   SETTLEMENT DATE:      20040714
!
  Record date delay:     14
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE VARNAMES #SDCumLossShft, #SDTrigCumLossFrac, #TurboOC
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040701 _
       DEAL_FIRSTPAY_DATE         20040815
!
!
  DEFINE #SpecOCTarg         = 10% * #OrigCollBal
  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 27625000.01
  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 10% *
#OrigCollBal
  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0
  DEFINE STANDARDIZE OCT_VAL             DYNAMIC  #Octval        = #SpecOCTarg
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
  DEFINE      #InitAcctBal   = 0

  DEFINE      #SpecAcctBal   = 0
!
  DEFINE TABLE "OC_SDCUMLOSS0" (6, 2) = "MONTH" "OC_SDCUMLOSS_FRAC0"
      60.1   0.0475
      72.1   0.0475
      84.1   0.055
      96.1   0.065
      108.1   0.07
      360.1   0.08
!
 DEFINE #BalCall1_1mo = 297375000.00
 DEFINE #BalCall1_0mo = 297375000.00
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "A", "M1", "M2", "B", "R"
!
  DEFINE #SpecAcctBal = 0
!
Tranche "A" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 182000000.00 at 6.394  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 14  Dated 20040701  Next 20040815
!
Tranche "M1" MEZ_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 48750000.00 at 6.787  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 14  Dated 20040701  Next 20040815
!
Tranche "M2" MEZ_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 34937500.00 at 7.474  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 14  Dated 20040701  Next 20040815
!
Tranche "B" JUN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 31687500.00 at 8.745  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 14  Dated 20040701  Next 20040815
!
Tranche "R" JUN_RES
   Block 325000000.01 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          FREQ M Delay 14 Dated 20040701 Next 20040815
!
  Tranche "#OC"             SYMVAR
  Tranche "#SpecOCTarg"     SYMVAR
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 14 Dated 20040701 Next 20040815 Settle 20040714
!
  RESERVE_FUND "IntRsvAcct" _
               ON TRANCHE "A"&"M1"&"M2"&"B" _
               COVERS INTEREST SHORTFALLS _
               EXCESS_TO "R#1" _
               BALANCE_CAP ( #SpecAcctBal ); _

               FUNDING_FROM RULES _
               STARTING_BALANCE ( 0.5% * #OrigCollBal );
!
  CLASS "SNR"       NO_BUILD_TRANCHE _
                    = "A"
  CLASS "M1"        NO_BUILD_TRANCHE _
                    = "M1"
  CLASS "M2"        NO_BUILD_TRANCHE _
                    = "M2"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B"
  CLASS "RESID"    NO_BUILD_TRANCHE _
                    = "R#1"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                 SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
                 CALC_WDBALINT _
                 SHORTFALL_PAYBACK WDBALINT TRUE _
                 SHORTFALL_EARN_INTEREST WDBALINT TRUE _
                 SHORTFALL_EARN_INT INTEREST TRUE _
                   = "SNR" "M1" "M2" "B"  "RESID"
!
  CROSSOVER When 0
!
TRIGGER "StepDown-CumLoss" _
        FULL_NAME   "Step Down Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #SDTrigCumLossFrac); _
        ORIG_TARGETVAL  99% _
        TARGETVAL       (#SDCumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPDOWN_TRIGGER" _
        FULL_NAME "Step Down Trigger" _
        DEFINITION "A Step Down Trigger exists, if_
;(1) a percentage calculated as the quotient of the amount of cumulative_ realized losses divided by the collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            60           4.75%;  _
                            72           4.75%;  _
                            84           5.50%;  _
                            96           6.50%;  _
                            108          7.00%;  _
                            360          8.00%;  _
"-
        IMPACT     "If a Step Down Trigger is in effect the OC target CANNOT
stepdown to_
 100% of the current balance of the collateral."  _
        TRIGVAL FORMULA (TRIGGER("StepDown-CumLoss","TRIGVAL"));
!
  OPTIONAL REDEMPTION:    "CLEANUP" _
                          WHEN_EXPR ( BBAL("A","M1","M2","B") < (10% *
ORIG_BBAL("A","M1","M2","B")) ); _
                          PRICE_P ( COLL_BAL ); _

                          BEFORE_PAYRULES _
                          DISTR_P WATERFALL
!
 DEFINE DYNAMIC STICKY #ReinvestPer = OPTREDEEM("CLEANUP","EXCDATE") == 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           NO_Compensate SUBORDINATED ACCUM
!
    Tranche      Cusip         Stated Maturity
    A             XXXXXXXXX     20380715
    M1            XXXXXXXXX     20380715
    M2            XXXXXXXXX     20380715
    B             XXXXXXXXX     20380715
    R             XXXXXXXXX     20380715
!
  TRANCHE MISCINFO
  A             RATING MD "Aaa"  SP "AAA"
  M1            RATING MD "Aa2"  SP "AA"
  M2            RATING MD "A2"   SP "A"
  B             RATING MD "Baa2" SP "BBB"
  R             RATING MD "NA"
!
 DEFINE MACRO BLOCK #SNR_Prn =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  SEQUENTIAL ( "A#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M1_Prn =
{
------------------------------------
        from :  CLASS ( "M1" )
         pay :  SEQUENTIAL ( "M1#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #M2_Prn =
{
------------------------------------
        from :  CLASS ( "M2" )
         pay :  SEQUENTIAL ( "M2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #B_Prn =
{
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
}
 DEFINE DYNAMIC #SpecAcctFund = MAX( 0, #SpecAcctBal - CREDIT_ENHANCEMENT ( "IntRsvAcct" ) )
!
!
!

 CMO Block Payment Rules
------------------------------------
   calculate :  #Princ               = COLL_P
!
   calculate :  #Interest            = COLL_I
!
------------------------------------
   calculate :  #InitAcctBal         = 0.5% * #OrigCollBal

!
   calculate :  #BegBondBal          = BBAL("A#1", "M1#1", "M2#1", "B#1")
!
   calculate :  #aaa_init_pct        = IF CURMONTH EQ 1 THEN BBAL("A#1")/
#OrigBondBal ELSE #aaa_init_pct
!
   calculate :  #aa_init_pct         = IF CURMONTH EQ 1 THEN BBAL("M1#1")/
#OrigBondBal  ELSE #aa_init_pct
!
   calculate :  #a_init_pct          = IF CURMONTH EQ 1 THEN BBAL("M2#1")/
#OrigBondBal ELSE #a_init_pct
!
   calculate :  #bbb_init_pct        = IF CURMONTH EQ 1 THEN BBAL("B#1")/
#OrigBondBal  ELSE #bbb_init_pct
!
   calculate :  #PrevSpecOC          = #SpecOCTarg
!
   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("A#1",
"M1#1", "M2#1", "B#1") - #Princ))
!
   calculate :  #XSSpread            = MAX( 0, #Interest -
OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") )
!
   calculate :  #FloorOCTotal        = 0
!
   calculate :  #SpecOCTarg          = ( #InitOCTarg )
!
   calculate :  #SDCumLossShft       = LOOKUP_TBL( "STEP", CURMONTH ,
"OC_SDCUMLOSS0", "MONTH", "OC_SDCUMLOSS_FRAC0" )
!
   calculate :  #SDTrigCumLossFrac   = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigEvent           = TRIGGER("STEPDOWN_TRIGGER")
!
   calculate :  #SpecOCTarg          = IF (( BBAL("A","M1","M2","B") < (10% *
ORIG_BBAL("A","M1","M2","B")) )) THEN MIN( #SpecOCTarg + #TurboOC, COLL_BAL ) ELSE MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = IF #TrigEvent THEN COLL_BAL ELSE
#SpecOCTarg
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg,
COLL_P)
!

   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #XSIntRem            = #Interest - OPTIMAL_INTPMT("ROOT") -
INTSHORT_ACCUM("ROOT") + #OCSurplus - #SpecAcctFund
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - #Princ ) -
COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate : #DistribAmt           = IF CURMONTH EQ 1 THEN MIN( #PrincPmt +
#AddPrinc + #XtraPDA + 7607.50, #BegBondBal - MAX(0.00, COLL_BAL - #SpecOCTarg )) ELSE MIN( #PrincPmt + #AddPrinc + #XtraPDA, #BegBondBal - MAX(0.00, COLL_BAL
- #SpecOCTarg))
!

   calculate :  #WriteDown                 = MAX(0.00,
BBAL("A#1","M1#1","M2#1","B#1") - #DistribAmt - COLL_BAL)
!
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("A"), #DistribAmt *
BBAL("A") / BBAL("A", "M1", "M2", "B") ))
!
   calculate :  #ClassSNRPDA         = MAX( 0.0, BBAL("A") -  #aaa_init_pct *
(#BegBondBal  -  #DistribAmt - #WriteDown))
!
   calculate :  #ClassM1PDA          = MAX( 0.0, MIN(BBAL("M1"), #DistribAmt
* BBAL("M1") / BBAL("A", "M1", "M2", "B") ))
!
   calculate :  #ClassM1PDA          = MAX( 0.0, BBAL("M1") -  #aa_init_pct *
(#BegBondBal  -  #DistribAmt - #WriteDown))
!
   calculate :  #ClassM2PDA          = MAX( 0.0, MIN(BBAL("M2"), #DistribAmt
* BBAL("M2") / BBAL("A", "M1", "M2", "B") ))
!
   calculate :  #ClassM2PDA          = MAX( 0.0, BBAL("M2") -  #a_init_pct *
(#BegBondBal  -  #DistribAmt - #WriteDown))
!
   calculate :  #ClassBPDA           = MAX( 0.0, MIN(BBAL("B"), #DistribAmt *
BBAL("B") / BBAL("A", "M1", "M2", "B") ))
!
   calculate :  #ClassBPDA           = MAX( 0.0, BBAL("B") -  #bbb_init_pct *
(#BegBondBal  -  #DistribAmt - #WriteDown))
!
  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassSNRPDA
!
  calculate :  "M1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM1PDA
!
  calculate :  "M2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassM2PDA
!
  calculate :  "B" _

 NO_CHECK  CUSTOM   AMOUNT        = #ClassBPDA
!
------------------------------------
!
------------------------------------  Custom Payrule: CIA 1st pd increase by one day
when :  IS_TRUE ( CURMONTH EQ 1 )
        from :  NOWHERE ( NOLIMIT )
   subject to:  CEILING (7607.50 )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "ROOT" )

------------------------------------
!
------------------------------------  Pay Interest to SNR  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "SNR" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to SNR  From
Cash Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "SNR" )
------------------------------------
!
------------------------------------  Pay Interest to M1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M1  From Cash
Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Interest to M2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to M2  From Cash
Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Interest to B  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS INTEREST  SEQUENTIAL  ( "B" )
------------------------------------
!
------------------------------------  Pay Interest Shortfall to B  From Cash
Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS INTSHORT  SEQUENTIAL  ( "B" )
------------------------------------
!

------------------------------------  Pay Principal to SNR  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_Prn}

------------------------------------
!
------------------------------------  Pay Interest on Writedown Loss to SNR
From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS WDBALINT SEQUENTIAL  ( "SNR" )
         pay :  CLASS WDBALINT_SHORT SEQUENTIAL  ( "SNR" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to SNR  From Cash
Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "SNR" )
------------------------------------
!
------------------------------------  Pay Principal to M1  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M1" )
------------------------------------
  {#M1_Prn}

------------------------------------
!
------------------------------------  Pay Interest on Writedown Loss to M1
From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS WDBALINT SEQUENTIAL  ( "M1" )
         pay :  CLASS WDBALINT_SHORT SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M1  From Cash
Account

        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M1" )
------------------------------------
!
------------------------------------  Pay Principal to M2  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "M2" )
------------------------------------
  {#M2_Prn}

------------------------------------
!
------------------------------------  Pay Interest on Writedown Loss to M2
From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS WDBALINT SEQUENTIAL  ( "M2" )
         pay :  CLASS WDBALINT_SHORT SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to M2  From Cash
Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "M2" )
------------------------------------
!
------------------------------------  Pay Principal to B  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "B" )
------------------------------------
  {#B_Prn}
------------------------------------
!
------------------------------------  Pay Interest on Writedown Loss to B From
Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS WDBALINT SEQUENTIAL  ( "B" )
         pay :  CLASS WDBALINT_SHORT SEQUENTIAL  ( "B" )
------------------------------------
!
------------------------------------  Pay Writedown Loss to B  From Cash Account
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "B" )
------------------------------------
!
------------------------------------  Pay Reserve Fund IntRsvAcct  From Cash
Account

        from :  CLASS ( "ROOT" )
  subject to :  CEILING ( (#SpecAcctFund) )
         pay :  CREDIT_ENHANCEMENT ( "IntRsvAcct" )
------------------------------------
!
------------------------------------  Pay OC Turbo Rules From Cash Account
   calculate :  #TurboCall           = ( #BegBondBal) < (10% *
ORIG_BBAL("A","M1","M2","B"))
   calculate :  #PriorTurboOC        = CASH_ACCOUNT( "ROOT" )
------------------------------------
        when :  IS_TRUE ( #TurboCall )
        from :  CLASS ( "ROOT" )
         pay :  CLASS BALANCE PRO_RATA ("SNR" ; "M1" ; "M2" ; "B" )
------------------------------------
   calculate :  #TurboOC             = #TurboOC + ( #PriorTurboOC -
CASH_ACCOUNT( "ROOT" ) )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  SEQUENTIAL ( "A#1" )
------------------------------------
        from :  CLASS ( "M1" )
         pay :  SEQUENTIAL ( "M1#1" )
------------------------------------
        from :  CLASS ( "M2" )
         pay :  SEQUENTIAL ( "M2#1" )
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ("R#1")
------------------------------------
   calculate : #WriteDown = MIN(DELINQ_NET_LOSS, MAX(0.0, BBAL("A#1","M1#1","M2#1","B#1") - COLL_BAL))
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M1#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "A#1" )
------------------------------------
   calculate : #BondBal     = BBAL("A#1","M1#1","M2#1","B#1")
   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )
------------------------------------
   calculate :  #BalCall1_1mo = #BalCall1_0mo
   calculate :  #BalCall1_0mo = BBAL("A","M1","M2","B")
------------------------------------
   calculate :  #SpecAcctBal         = MIN(#InitAcctBal, BBAL("A#1", "M1#1",
"M2#1", "B#1"))
------------------------------------
!
 Collateral OVER
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040701    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M        1               WL    00    WAC             7.6240 (      2398593.95 /
M        2               WL    00    WAC             8.4160 (      3165989.18 /
M        3               WL    00    WAC             8.7120 (     16313292.02 /
M        4               WL    00    WAC             8.0430 (      3567904.96 /
M        5               WL    00    WAC             8.7680 (     60109648.41 /
M        6               WL    00    WAC             8.8400 (     37731561.50 /
M        7               WL    00    WAC             8.9340 (     44493942.65 /
M        8               WL    00    WAC             8.9250 (     40195041.26 /
M        9               WL    00    WAC             9.3500 (     28810962.53 /
M        10              WL    00    WAC             9.6310 (     11315968.72 /
M        11              WL    00    WAC             9.6320 (     31897094.83 /
M        12              WL    00    WAC             8.9930 (     15000000.00 /
M        13              WL    00    WAC             8.9930 (     15000000.00 /
M        14              WL    00    WAC             8.9930 (     15000000.00 /


[TABLE CONTINUED]


! Pool#  Type
!
!! BEGINNING OF COLLATERAL
M        1       2398593.95 );      2398593.95    .63          .63      168:6
M        2       3165989.18 );      3165989.18    .63          .63     147:23
M        3      16313292.02 );     16313292.02    .63          .63      280:6
M        4       3567904.96 );      3567904.96    .63          .63     220:24
M        5      60109648.41 );     60109648.41    .63          .63      357:3
M        6      37731561.50 );     37731561.50    .63          .63      355:5
M        7      44493942.65 );     44493942.65    .63          .63      353:7
M        8      40195041.26 );     40195041.26    .63          .63      351:9
M        9      28810962.53 );     28810962.53    .63          .63     349:11
M        10     11315968.72 );     11315968.72    .63          .63     346:13
M        11     31897094.83 );     31897094.83    .63          .63     339:19
M        12     15000000.00 );     15000000.00    .63          .63      350:0
M        13     15000000.00 );     15000000.00    .63          .63      350:0
M        14     15000000.00 );     15000000.00    .63          .63      350:0


[TABLE CONTINUED]


! Pool#  Type
!
!! BEGINNING OF COLLATERAL
M        1         168:6       174 NO_CHECK
M        2        147:23       170 NO_CHECK
M        3         280:6       286 NO_CHECK
M        4        220:24       244 NO_CHECK
M        5         357:3       360 NO_CHECK
M        6         355:5       360 NO_CHECK
M        7         353:7       360 NO_CHECK
M        8         351:9       360 NO_CHECK
M        9        349:11       360 NO_CHECK
M        10       346:13       359 NO_CHECK
M        11       339:19       358 NO_CHECK
M        12        350:0       350 NO_CHECK  XPREFUND 1 at 6.716
M        13        350:0       350 NO_CHECK  XPREFUND 2 at 6.716
M        14        350:0       350 NO_CHECK  XPREFUND 3 at 6.716

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
------------------------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Home Equity Mortgage Loans

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
------------------------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         ----------------------------------------------------------------------------------------------------
                                                                                              Initial
                            Class        S&P      Moody's   Cpn Type     Amount   Initial Size  C/E   Stepdown C/E
                         ----------------------------------------------------------------------------------------------------
                              A          AAA        Aaa       Fixed   182,000,000    56.00%    44.00%    45.50%
                             M-1         AA         Aa2       Fixed    48,750,000    15.00%    29.00%    30.50%
                             M-2         A-         A2        Fixed    34,937,500    10.75%    18.25%    19.75%
                              B          BBB       Baa2       Fixed    31,687,500     9.75%     8.50%    10.00%
                          OC Target                                                  10.00%
                         ----------------------------------------------------------------------------------------------------
                         8.50% initial OC building to 10.00% of original pool balance

Trigger Event            A Trigger Event exists with respect to any Distribution
                         Date on or after the Stepdown Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                 Cumulative Realized Loss Percentage
                         ------------------                 -----------------------------------
                         August 2004 - July 2010                         4.75%
                         August 2010 - July 2011                         5.50%
                         August 2011 - July 2012                         6.50%
                         August 2012 - July 2013                         7.00%
                         August 2013 and afterwards                      8.00%

Loss Coverage
-------------------------

                                             First Principal Shortfall
                                   ---------------------------------------------


                         ---------------------------------------
                             Bond        CDR           Cum Loss
                         ---------------------------------------
                              A        10.58%           41.26%
                             M-1        6.03%           30.21%
                             M-2        4.49%           24.78%
                              B         4.43%           24.54%
                         ---------------------------------------

                         6% CPR
                         70% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]


All Information is Preliminary and Subject to Change

Transaction
-------------------------

                  Issuer Mid-State Capital Corporation Trust
                  Series 2004-1

              Collateral $325 Million of Mortgage Assets

                Servicer Mid-State Homes, Inc.

         Rating Agencies S&P and Moody's

Structure
-------------------------

Credit Support
                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         -----------------------------------------------------------------------------------------------------
                            Class        S&P       Moody's    Cpn Type      Amount   Initial Size  Initial C/E   Target C/E
                         -----------------------------------------------------------------------------------------------------
                              A          AAA         Aaa        Fixed    182,000,000    56.00%        44.00%       45.50%
                             M-1          AA         Aa2        Fixed     48,750,000    15.00%        29.00%       30.50%
                             M-2          A-         A2         Fixed     34,937,500    10.75%        18.25%       19.75%
                              B          BBB        Baa2        Fixed     31,687,500     9.75%         8.50%       10.00%

                         -----------------------------------------------------------------------------------------------------
                         8.50% initial OC building to 10.00% of original pool balance


Trigger Event            A Trigger Event exists with respect to any Distribution
                         Date if either:

                         (i) The three-month rolling average of all loans that are 60+ days delinquent exceeds 8% of the Mortgage Assets
                         (ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                  Cumulative Realized Loss Percentage
                         ------------------                  -----------------------------------
                         August 2004 - July 2010                            4.75%
                         August 2010 - July 2011                            5.50%
                         August 2011 - July 2012                            6.50%
                         August 2012 - July 2013                            7.00%
                         August 2013 and afterwards                         8.00%

Loss Coverage
-------------------------

                                     CDR at which the related bond
                                    does not receive 100% Principal
                         -------------------------------------------------------


                         ------------------------------------------------
                             Bond     Terminal CDRCum Loss     Cum Def
                         ------------------------------------------------
                              A         15.16%     39.22%      56.03%
                             M-1        9.70%      30.30%      43.29%
                             M-2        7.22%      24.77%      35.38%
                             B-1        6.74%      23.56%      33.65%
                         ------------------------------------------------

                         6% CPR
                         70% Severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments
                         CDR Curve ramps from 0% to terminal over 30 mos and
                          then ramps down to 1/2 of terminal by month 114. Remains at 1/2 of terminal thereafter.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED]


                  Mid-State Capital Corporation 2004-1 Trust


                                   Top 10 MSA*

                   ---------------------------------------------
                          MSA Name         Percent of Aggregate
                                           Outstanding Principal
                                                  Balance
                   ---------------------------------------------
                   McAllen, TX                             9.90%
                   Brownsville, TX                         5.65%
                   Houston, TX                             3.99%
                   Dallas, TX                              3.34%
                   San Antonio, TX                         1.55%
                   Beaumont, TX                            1.13%
                   Birmingham, AL                          0.90%
                   Austin, TX                              0.88%
                   Longview, TX                            0.83%
                   Jacksonville, FL                        0.79%
                    ---------------------------------------------

*Excluding not available zip codes and unavailable MSA on certain zip codes.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED]


                  Mid-State Capital Corporation 2004-1 Trust


                                   Top 10 MSA*

                   ---------------------------------------------
                          MSA Name         Percent of Aggregate
                                           Outstanding Principal
                                                  Balance
                   ---------------------------------------------
                   McAllen, TX                             9.90%
                   Brownsville, TX                         5.65%
                   Houston, TX                             3.99%
                   Dallas, TX                              3.34%
                   San Antonio, TX                         1.55%
                   Beaumont, TX                            1.13%
                   Birmingham, AL                          0.90%
                   Austin, TX                              0.88%
                   Longview, TX                            0.83%
                   Jacksonville, FL                        0.79%
                    ---------------------------------------------

*Excluding not available zip codes and unavailable MSA on certain zip codes.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED]


                   Mid-State Capital Corporation 2004-1 Trust


                  Top 20 Zip Code Concentrations of Total Pool

                    ----------------------------------------
                       Zip Code Concentrations     Percent
                    ----------------------------------------
                      78520                          4.08%
                      78577                           2.96
                      78572                           2.15
                      78504                           1.46
                      78574                           1.08
                      78541                           0.89
                      78550                           0.69
                      78526                           0.65
                      78596                           0.61
                      30527                           0.41
                      78589                           0.35
                      38801                           0.35
                      78537                           0.27
                      77535                           0.25
                      38804                           0.25
                      39667                           0.25
                      76020                           0.24
                      78521                           0.23
                      32327                           0.21
                      39601                           0.19
                    ----------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED - LOGO]


        Top 20 Zip Code Concentrations of Walter Mortgage Company Loans

                    ----------------------------------------
                       Zip Code Concentration      Percent
                    ----------------------------------------
                      78520                          4.08%
                      78577                           2.96
                      78572                           2.15
                      78504                           1.46
                      78574                           1.08
                      78541                           0.89
                      78550                           0.69
                      78526                           0.65
                      78596                           0.61
                      30527                           0.41
                      78589                           0.35
                      38801                           0.35
                      78537                           0.27
                      77535                           0.25
                      38804                           0.25
                      39667                           0.25
                      76020                           0.24
                      78521                           0.23
                      32327                           0.21
                      39601                           0.19
                    ----------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED]


                   Mid-State Capital Corporation 2004-1 Trust


                        Top 10 Zip Code Concentration

       -------------------------------------------------------------------
                                              Percent of Aggregate
                                               Principal Balance
                                               Outstanding as of
          Zip Code Concentration       the Statistical Calculation Date
       -------------------------------------------------------------------
         78520                                                    4.08%
         78577                                                     2.96
         78572                                                     2.15
         78504                                                     1.46
         78574                                                     1.08
         78541                                                     0.89
         78550                                                     0.69
         78526                                                     0.65
         78596                                                     0.61
         30527                                                     0.41
       -------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [GRAPHIC OMITTED]


                           TRUST X - Top 10 MSA(1)(2)

                   --------------------------------------------
                             MSA Name     Percent of Aggregate
                                          Outstanding Principal
                                                 Balance
                   --------------------------------------------
                   Houston, TX                            4.40%
                   Dallas, TX                             3.70%
                   San Antonio, TX                        1.78%
                   Austin, TX                             1.69%
                   Jackson, MS                            1.44%
                   Tyler, TX                              1.00%
                   Biloxi, MS                             0.98%
                   Columbia, SC                           0.92%
                   Atlanta, GA                            0.90%
                   Longview, TX                           0.88%
                   --------------------------------------------

                           TRUST XI - Top 10 MSA(1)(2)

                   --------------------------------------------
                             MSA Name     Percent of Aggregate
                                          Outstanding Principal
                                                 Balance
                   --------------------------------------------
                   Houston, TX                            5.03%
                   Dallas, TX                             2.93%
                   Austin, TX                             1.43%
                   San Antonio, TX                        1.16%
                   Longview, TX                           1.10%
                   Birmingham, AL                         0.90%
                   Beaumont, TX                           0.89%
                   Jackson, MS                            0.86%
                   Tyler, TX                              0.83%
                   Charleston, SC                         0.82%
                   --------------------------------------------

(1) Excluding not available zip codes and unavailable MSA on certain zip codes.
(2) Data as of March 2004.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       1